                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|
Check the appropriate box:
|_|  Preliminary proxy statement         |_|   Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material under Rule 14a-12

                                   NYFIX, INC.
                (Name of Registrant as Specified in Its Charter)
            --------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
|_|  Fee paid previously with preliminary materials.
|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

To our Shareholders:

I am pleased to invite you to attend a special meeting of shareholders of NYFIX,
Inc.  at  10:00  a.m.,  EDT on  Tuesday,  October  21,  2003  at  our  corporate headquarters  located at Stamford  Harbor Park,  333 Ludlow  Street in Stamford,
Connecticut.  We have enclosed the formal Notice of Special  Meeting,  the Proxy
Statement and your proxy voting card.

At the meeting,  you will be asked to approve a proposal to change the Company's state of incorporation from the State of New York to the State of Delaware.  The
Proxy Statement more fully describes this proposal.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Special Meeting in person,  we ask you to  execute  and  return  your  proxy  promptly,  using  the postage-paid  envelope we have  provided  for your  convenience.  Also,  you may submit your proxy by telephone  or via the Internet if you wish.  Please see the information  included on the enclosed proxy card for  information on how to vote by telephone or over the Internet. If you do attend the Special Meeting, you may withdraw your proxy should you wish to vote in person. You may revoke your proxy by  submitting a subsequent  proxy over the  telephone or via the Internet or by attending the Special Meeting and voting in person.

Thank you for you continued support.

Sincerely,

[Image Omitted - LOGO]
Peter Kilbinger Hansen

Chief Executive Officer and Chairman of the Board

                                   NYFIX, INC.
                              Stamford Harbor Park
                                333 Ludlow Street
                               Stamford, CT 06902

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                October 21, 2003
                              --------------------

To the Shareholders of NYFIX, INC.

            NOTICE IS HEREBY GIVEN that a Special Meeting of  Shareholders  (the
"Meeting") of NYFIX,  Inc. (the "Company") will be held on Tuesday,  October 21,
2003 at 10:00 A.M., EDT, at Stamford  Harbor Park, 333 Ludlow Street,  Stamford,
CT 06902 for the following purposes:

             1.  To  approve  a  proposal  to  change  the  Company's  state  of incorporation  from  the  State of New York to the  State of  Delaware  by merging NYFIX,  Inc. with and into a newly formed,  wholly-owned  Delaware subsidiary; and

             2. To consider  and act upon such other  business  as may  properly come before the Meeting or any adjournment thereof.

            The Board of Directors  has fixed the close of business on September
2, 2003 as the record date for the Meeting.  Only  shareholders of record of the
Company's common stock on Mellon Investor Services,  LLP records at the close of business on that date are  entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

WHETHER  OR NOT YOU PLAN TO ATTEND  THE  MEETING,  PLEASE  SIGN AND  RETURN  THE
ENCLOSED  PROXY IN THE  ENVELOPE  THAT IS  PROVIDED,  OR  SUBMIT  YOUR  PROXY BY
TELEPHONE OR VIA THE INTERNET,  TO ENSURE THAT YOUR SHARES WILL BE  REPRESENTED.
YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                           By Order of the Board of Directors,

                                           Brian D. Bellardo
                                           Secretary

Stamford, Connecticut
September 3, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Q'S AND A'S ABOUT THE MEETING                                                1

PROXY STATEMENT

    GENERAL INFORMATION                                                      4

    PROPOSAL NO. 1 - REINCORPORATION IN DELAWARE                             5

    SECURITY OWNERSHIP                                                      23

    STOCKHOLDER PROPOSALS                                                   26

    OTHER MATTERS                                                           26

FORM OF AGREEMENT AND PLAN OF MERGER                                        A-1

AMENDED CERTIFICATE OF INCORPORATION OF NYFIX (DELAWARE), INC.              B-1

AMENDED BY-LAWS OF NYFIX (DELAWARE), INC.                                   C-1

                                       i

                           Q's & A's ABOUT THE MEETING

Q:     WHAT WILL TAKE PLACE AT THE SPECIAL MEETING?

A:     At our special  meeting,  you will vote on the business matters listed in the preceding  notice of meeting,  namely (1) a proposal to reincorporate
       NYFIX,  Inc.  in  Delaware  by  merging it into a  wholly-owned  Delaware subsidiary,  and (2) such other  business as may properly come before the meeting or any  postponement or adjournment  thereof.  Management will be
       available  to  answer  any   questions   you  may  have   regarding   the
       reincorporation proposal.

Q:     WHY DOES NYFIX WANT TO CHANGE ITS STATE OF INCORPORATION FROM NEW YORK TO
       DELAWARE?

A:     NYFIX and our Board of Directors believe that reincorporation in Delaware would be in the best interests of the Company and its  shareholders for a number of reasons, including the following:

       1.   Reincorporation  in  Delaware  will  permit the  Company to enjoy an added measure of predictability  from the comprehensive,  modern and flexible  law of the  pre-eminent  state in the  field of  corporate governance.

       2.   Reincorporation  will permit the  Company and its nine  subsidiaries and  affiliates  to benefit from the  uniformity  of having the same legal domicile and applicable law for corporate governance issues.

       3.   Reincorporation will permit the Company to update its organizational documents, which have remained substantially unchanged for almost 50 years and have not been  updated to reflect  intervening  changes in the law relating to how corporations can be governed.

       4.   Reincorporation  in  Delaware  will  better  permit  the  Company to attract and retain high-quality, independent outside directors, many of whom may well have served as directors  of Delaware  corporations and may prefer uniformity in the law applied to how corporations are to be governed, including their obligations as directors.

       Please see pages 6 through 23 for our  discussion of the  reincorporation proposal.

Q:     WHO CAN VOTE?

A:     Shareholders  who  were  record  holders  at the  close  of  business  on
       September  2, 2003 are  entitled  to vote their  shares of the  Company's common stock held on that date. Each share of common stock outstanding on that date is entitled to one vote.  As of September  2, 2003,  there were outstanding and entitled to vote at the meeting  31,274,738 shares of the
       Company's common stock.

Q:     HOW CAN I VOTE IF I CANNOT COME TO THE MEETING?

A:     Whether  or not you are able to  attend  the  meeting,  you may vote your shares by completing,  signing and dating the accompanying proxy card and returning  it in the prepaid  envelope,  or by  submitting  your proxy by telephone  or via the  Internet.  If you do not mark any  selections  but return the card signed,  your shares will be voted by your proxy (Mark R.
       Hahn, our Chief  Financial  Officer,  and Brian  Bellardo,  our Corporate
       Secretary  and General  Counsel)  in favor of the  proposal to change the
       Company's state of incorporation.  If you are a street-name  shareholder, you will receive  instructions  from your bank,  broker or other  nominee describing  how to vote your stock.  If you attend the  meeting,  you may vote in person.

Q:     CAN I CHANGE MY MIND AFTER VOTING?

A:     Yes,  you may  revoke  your proxy  before  the  meeting by writing to our
       Secretary  stating  that  you wish to  revoke  your  proxy or by  sending another executed proxy card, bearing a later date, to our Secretary.  You also may revoke  your proxy by  submitting  a  subsequent  proxy over the telephone or via the  Internet,  or by attending  the annual  meeting and voting in person.

Q:     WHO WILL COUNT THE VOTE?

A:     Representatives of Mellon Investor Services,  LLC will tabulate the votes and act as inspectors of election.

Q:     WHAT CONSTITUTES A QUORUM FOR THE MEETING?

A:     A quorum is the presence,  in person or by proxy, of shareholders holding a majority of the shares of NYFIX  common  stock  entitled to vote at the meeting.  Abstentions and broker  non-votes (which can occur if a "street name" holder does not provide his or her broker with voting instructions)
       are counted towards a quorum.

Q:     HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL?

A:     The affirmative vote of at least two-thirds of the shares of NYFIX common stock  outstanding  on  September  2,  2003,  in person or by proxy,  and entitled  to vote is  needed  to  approve  the  proposal  to  change  the
       Company's state of  incorporation.  Abstentions and broker non-votes will count as votes against the proposal.

Q:     WHO IS SOLICITING MY VOTE AND WHO PAYS THE COST?

A:     Our board of  directors is  soliciting  your proxy.  In addition,  Mellon
       Investor Services, LLC has been retained to assist us in the solicitation of  votes  at a cost  of  approximately  $25,000  to  $30,000,  excluding out-of-pocket  expenses.  Proxies  also may be solicited  personally,  by mail, by  telephone,  or otherwise by our  directors,  officers and other employees, without additional compensation.  We will also pay the cost of preparing,  assembling and mailing the proxy materials and will reimburse banks,  brokerage firms,  custodians,  nominees and fiduciaries for their reasonable  expenses in sending proxy materials to the beneficial  owners of the Company's common stock.

Q:     HOW CAN I GET MORE INFORMATION ABOUT NYFIX?

A:     You can find more  information  about  NYFIX or may obtain  copies of SEC filings by visiting our web site at www.nyfix.com.

                        SEPTEMBER 3, 2003 PROXY STATEMENT

                             -----------------------

                                   NYFIX, INC.
                              Stamford Harbor Park
                                333 Ludlow Street
                               Stamford, CT 06902

                             -----------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, OCTOBER 21, 2003

                               GENERAL INFORMATION

            This Proxy Statement and the accompanying  Notice of Special Meeting of  Shareholders  and proxy card are being  furnished to  shareholders of NYFIX,
Inc., a New York corporation ("NYFIX" or the "Company"),  in connection with the solicitation  of proxies by the Board of Directors of the Company (the "Board of
Directors"),  for use at a Special Meeting of Shareholders (the "Meeting") to be
held on October  21,  2003 at 10:00 A.M.,  EDT,  at our  corporate  headquarters located at Stamford Harbor Park, 333 Ludlow Street,  Stamford,  CT 06902, and at
any adjournment or postponement thereof. These proxy materials are being sent on or about September 8, 2003, to our shareholders entitled to vote at the Meeting.

            The   Special   Meeting   has  been   called  to  (1)   approve  the
reincorporation of the Company in the State of Delaware and (2) consider and act upon such  other  business  as may  properly  come  before  the  Meeting  or any adjournment or postponement thereof.

PROXIES AND VOTING RIGHTS

            Only shareholders of record at the close of business on September 2,
2003 (the  "Record  Date") are entitled to notice of and to vote at the Meeting.
The  Company's  voting  securities  issued and  outstanding  on the Record  Date consisted of 31,274,738 shares ("Shares") of Common Stock, entitling the holders thereof  to one  vote per  Share.  The  Company  had no  other  class of  voting securities outstanding on the Record Date. The presence at the Meeting in person or by proxy of a majority  of the votes of Shares  entitled  to vote is required for a quorum.

            Approval of the proposal to  reincorporate  the Company in the State of Delaware  requires the affirmative  vote of two-thirds of the voting power of the shares of the Common  Stock  outstanding  on the Record Date and entitled to vote, in person or by proxy, on such proposal.  There are no rights of appraisal or similar  rights of dissenters  with respect to any of the matters to be acted upon at the Meeting.

            Broker "non-votes" and the Shares as to which a shareholder abstains are included for purposes of  determining  whether a quorum of Shares is present at a meeting.  A broker  "non-vote"  occurs when a nominee  holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting  power  with  respect  to that  item and has not
received   instructions  from  the  beneficial  owner.  Broker  "non-votes"  and abstentions  have the same effect as votes against the proposal to reincorporate the Company in the State of Delaware since such proposal requires an affirmative vote of two-thirds of the voting power of the shares of Common Stock outstanding on the  Record  Date and  entitled  to vote,  in  person  or by  proxy,  on such proposal.

            All proxies  delivered  pursuant to this solicitation may be revoked by the person executing the same at any time prior to the time they are voted. A proxy may be revoked by notice in writing received by us,  addressed  Attention:
Secretary,  by execution of a subsequent proxy, by submitting a subsequent proxy over the telephone or via the Internet,  or by attending and voting in person at the Meeting.  Attendance at the Meeting will not automatically revoke the proxy.
If not revoked,  the Shares represented  thereby will be voted at the Meeting or at any  adjournment  thereof.  All proxies will be voted in accordance  with the instructions  specified thereon.  If no specification is indicated on the proxy, the Shares  represented  thereby  will be voted (1) FOR  reincorporation  of the
Company  in the  State  of  Delaware;  and (2) at the  discretion  of the  proxy holders, on any other matters that may properly come before the Meeting.

            All expenses in connection  with the  solicitation  will be borne by
us. We have retained the services of Mellon Investor Services,  LLP to assist in the  solicitation  of  proxies,  who will  receive  a fee  from us for  services rendered of approximately  $25,000 to $30,000,  plus out-of-pocket  expenses. In addition to solicitation of proxies by mail and by Mellon Investor Services, LLP for a fee, our regular employees or representatives  may also solicit proxies by telephone,  telegraph or in person,  without additional  compensation.  We will, upon request, reimburse brokerage houses and persons holding Shares in the names of their  nominees for their  reasonable  expenses in sending proxy  material to their principals.

                  PROPOSAL NO. 1 - REINCORPORATION IN DELAWARE

                                     GENERAL

            The  Board  of  Directors   has  approved  and   recommends  to  the
Shareholders a proposal to change our state of  incorporation  from the State of
New York to the State of Delaware.

            If our shareholders approve reincorporation, we will make the change by merging our current company, NYFIX, Inc., into a Delaware corporation,  NYFIX
(Delaware), Inc. ("NYFIX (Delaware)"). Finally, we will change the name of NYFIX
(Delaware) to our current company's name, NYFIX, Inc.

            The merger will not involve any change in the business,  properties, corporate  headquarters  or management  of NYFIX.  The directors and officers of
NYFIX  immediately  prior to  reincorporation  will serve as the  directors  and officers of NYFIX (Delaware) following the reincorporation.

            After the merger,  NYFIX,  the New York  corporation,  will cease to exist, and NYFIX (Delaware),  a wholly-owned subsidiary that we have established
for  the  purpose  of  merger  and   reincorporation,   will  be  the  surviving
corporation.  NYFIX (Delaware) will succeed to all of the operations, own all of the  assets and assume all of the  obligations  of NYFIX.  All of the  Company's employee  benefit  plans,  including the Amended and Restated 1991 Incentive and
Nonqualified  Stock  Option Plan of NYFIX,  Inc.,  the 1999 Stock Option Plan of
Javelin  Technologies,  Inc. and the 2001 Stock Option Plan of NYFIX,  Inc. (the
"Plans"), will be continued by NYFIX (Delaware) following the reincorporation.

            When the merger becomes effective, each outstanding share of NYFIX's
Common Stock will be automatically  converted into one share of the common stock of NYFIX (Delaware). At the same time, each outstanding option, right or warrant to acquire shares of NYFIX Common Stock or NYFIX Series A Preference  Stock will be  converted  into an option,  right or  warrant to acquire an equal  number of shares of NYFIX (Delaware)  common stock or NYFIX (Delaware) Series A Preference
Stock,  as the case may be, under the same terms and  conditions as the original options, rights or warrants.

            A copy of the form of the merger agreement  approved by our Board of
Directors  and by NYFIX  (Delaware)  (the  "Merger  Agreement")  is  attached as
Appendix A. The Merger Agreement assumes  shareholder  approval of this Proposal
No.  1, and that  approval  likewise  will  constitute  approval  of the  Merger
Agreement.

                      PURPOSE OF MERGER AND REINCORPORATION

            Summary:  The purpose of the merger is to change the legal  domicile of NYFIX from New York to Delaware.  The Board of Directors  believes  that this change  in the  domicile  would  be in the  best  interests  of  NYFIX  and  its shareholders for a number of reasons, including the following:

       1.   Reincorporation  in  Delaware  will  permit the  Company to enjoy an added measure of predictability  from the comprehensive,  modern and flexible  law of the  pre-eminent  state in the  field of  corporate governance.

       2.   Reincorporation  will permit the  Company and its nine  subsidiaries and  affiliates  to benefit from the  uniformity  of having the same legal domicile and applicable law for corporate governance issues.

       3.   Reincorporation will permit the Company to update its organizational documents, which have remained substantially unchanged for almost 50 years and have not been  updated to reflect  intervening  changes in the law relating to how corporations can be governed.

       4.   Reincorporation  in  Delaware  will  better  permit  the  Company to attract and retain high-quality, independent outside directors, many of whom may well have served as directors  of Delaware  corporations and may prefer uniformity in the law applied to how corporations are to be governed, including their obligations as directors.

            DISCUSSION:

            Incorporated  and  headquartered  in New York in 1955,  the  Company principally operated in the fields of stereotronics, electronics and solid state physics. In 1991, Peter K. Hansen, our Chairman and CEO, and others acquired the
Company. He dramatically changed and expanded the Company's  activities,  moving its  headquarters  and operations to Connecticut and later adopting NYFIX as the
Company name to more closely reflect the Company's business of providing trading technology  based  on the FIX  protocol  to NYSE  brokers  and  specialists  and ultimately to a larger segment of financial institutions worldwide.  The Company formed and acquired a number of subsidiaries and affiliates,  with operations in
Connecticut,  Illinois,  California, England and Spain, as well as New York. The
Company has acquired  interests in seven  subsidiaries  or  affiliates  that are
Delaware entities,  one Illinois  corporation and one New York limited liability company.

            Since the Company's  corporate  structure and business have expanded far beyond New York, the Company  recently began to consider  whether changes in its corporate  documents  were  appropriate.  The Company has not  fundamentally updated its  corporate  documents in almost  fifty years to reflect  intervening changes  in how  corporations  can be  governed.  As part of this  process,  the
Company has concluded that  reincorporation in Delaware,  where the overwhelming
majority  of  its  subsidiaries  and  affiliates  are  already  chartered,   was
preferable to merely  updating its New York  certificate of  incorporation.  The
Company also  intends that its two  non-Delaware  subsidiaries  become  Delaware entities.

            Historically,   Delaware  has  followed  a  policy  of   encouraging
incorporation  in that state and, in  furtherance  of that  policy,  has adopted comprehensive,  modern and flexible  corporate laws that are updated and revised regularly in response to the legal and business needs of corporations  organized under its laws.  Because of these efforts,  many  corporations  initially choose
Delaware  for their  domicile or  subsequently  reincorporate  there in a manner similar to that proposed by the Company.  Because of Delaware's  preeminence  as the  state  of  incorporation  for  many  major  corporations,  both  Delaware's legislature  and its courts have  demonstrated an ability and willingness to act quickly to meet changing  business  needs.  The Delaware  courts have  developed considerable  expertise in dealing with corporate  issues and a substantial body of case law,  establishing  public  policies  with  respect to  corporate  legal affairs.  Delaware has a more highly  developed  body of corporate case law than does New York, and this case law advantage gives Delaware corporate law an added measure of  predictability  that is useful in a judicial system based largely on precedent.  These factors often provide the directors and management of Delaware corporations with greater  certainty and  predictability in managing the affairs of the corporation.

            The Board of Directors believes that  reincorporation  from New York to Delaware will enhance the Company's  ability to attract and retain  qualified members of the Board of Directors as well as encourage  directors to continue to make independent  decisions in good faith on behalf of the Company.  Four of the
Company's five Board members are outside,  independent directors. One joined the
Board this year.  Collectively,  the four outside directors bring the Company an important depth of business  experience that includes  service in top management and director positions in other companies. Those individuals in whom the Company has had and could have the most interest in attracting  for and retaining on its
Board have become  familiar with Delaware  corporate  governance  law and prefer uniformity in the law applied to judge their fiduciary obligations.

                   EFFECTIVENESS OF MERGER AND REINCORPORATION

            If shareholders approve the merger and reincorporation,  the Company intends to file a Certificate of Merger with the Secretary of State of the State of New York and a  Certificate  of  Ownership  and Merger with the  Secretary of
State of the State of  Delaware.  The  merger and  reincorporation  will then be effective. The Board of Directors intends that the reincorporation occur as soon as practicable following the Special Meeting.  Nonetheless, the Merger Agreement
allows the Board of Directors to abandon,  postpone or change the merger, either before or after  shareholder  approval,  if the Board of  Directors  deems  such action  advisable.  However,  any material change in the Merger  Agreement would require further  approval by holders of at least  two-thirds of the NYFIX Common
Stock outstanding.

            At the time the merger becomes effective,  the Restated  Certificate of Incorporation of NYFIX (Delaware), attached as Appendix B, the Amended Bylaws
of  NYFIX  (Delaware),   attached  as  Appendix  C,  and  the  Delaware  General
Corporation  Law  ("Delaware   Law")  will  govern   shareholder   rights.   See
"Significant Changes Caused by Reincorporation" below.

              AUTOMATIC CONVERSION OF STOCK ON A ONE-FOR-ONE BASIS

            Upon  reincorporation,  NYFIX shareholders will automatically become shareholders of NYFIX  (Delaware).  Each outstanding share of NYFIX Common Stock will automatically convert into one share of common stock of NYFIX (Delaware).

            In addition,  each outstanding  option,  right or warrant to acquire shares of NYFIX Common Stock or Series A Preference Stock will be converted into an option, right or warrant to acquire an equal number of shares of common stock or Series A  Preference  Stock of NYFIX  (Delaware),  under  the same  terms and conditions as the original options, rights or warrants.

         NO ACTION REQUIRED FROM YOU REGARDING NYFIX STOCK CERTIFICATES

            After  reincorporation,  Shareholders  need not exchange their stock
certificates  for  NYFIX  (Delaware)  stock  certificates.   Stock  certificates
representing NYFIX shares will automatically  represent an equal number of NYFIX
(Delaware)  shares.  SHAREHOLDERS  SHOULD NOT DESTROY THEIR OLD CERTIFICATES AND
SHOULD  NOT SEND THEIR OLD  CERTIFICATES  TO NYFIX OR  NYFIX'S  TRANSFER  AGENT,
EITHER BEFORE OR AFTER REINCORPORATION. After reincorporation,  shareholders may continue to make sales or transfers using their pre-merger  stock  certificates.
NYFIX  (Delaware)  will  issue  new  certificates  representing  shares of NYFIX
(Delaware) common stock for transfers  occurring after the  reincorporation.  On request,  NYFIX  (Delaware)  will  issue new  certificates  to anyone  who holds pre-merger stock  certificates,  subject to normal stock transfer  requirements, including proper  endorsement,  any required signature  guarantee and payment of applicable taxes.

                     NO CHANGE IN TRANSFERABILITY OF SHARES

            Shareholders  whose  shares of Common  Stock  were  freely  tradable before  reincorporation  will own  shares of NYFIX  (Delaware)  that are  freely tradable after reincorporation.

            Shareholders   holding   pre-merger   NYFIX  shares  with   transfer
restrictions will hold post-merger shares of NYFIX (Delaware) that have the same restrictions.  For purposes of Rule 144 under the Securities Act of 1933,  those who hold NYFIX (Delaware) shares will be deemed to have acquired those shares on the date they originally acquired their corresponding pre-merger NYFIX shares.

            The Company expects that, after  reincorporation,  NYFIX (Delaware), renamed as NYFIX, Inc., will be a publicly held company and its shares of common stock,  like  those of NYFIX  before  it,  will be  traded on the  Nasdaq  Stock
Market's  National  Market,  as long as such shares  qualify for trading.  NYFIX
(Delaware)  will also file  with the  Securities  and  Exchange  Commission  and provide  to its  stockholders  the same  types of  information  that  NYFIX  has previously filed and provided.

           CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF REINCORPORATION

            PLEASE READ THE DISCLAIMERS  THAT FOLLOW THE DISCUSSION IN THE FIRST
PARAGRAPH.

            DISCUSSION: The Company intends the reincorporation to be a tax-free reorganization  under the  Internal  Revenue  Code (the  "Code").  Assuming  the
reincorporation qualifies as a reorganization, the holders of NYFIX Common Stock will not  recognize  any gain or loss under the  Federal tax laws as a result of the  occurrence  of  the  reincorporation,  and  neither  will  NYFIX  or  NYFIX
(Delaware).  Each holder  will have the same basis in the common  stock of NYFIX
(Delaware) received as a result of the reincorporation as that holder has in the corresponding  NYFIX Common Stock held at the time the  reincorporation  occurs.
Each  shareholder's  holding  period with  respect to the common  stock of NYFIX

(Delaware)   will  include  the  period   during  which  that  holder  held  the
corresponding  NYFIX  Common  Stock,  provided  the latter was held as a capital asset at the time the reincorporation occurs.

            DISCLAIMERS:

            We have discussed  solely U.S.  federal income tax  consequences and have done so only for general  information.  We do not claim to have presented a complete  analysis  of all  potential  tax  consequences  that  may  apply  to a shareholder.

            We have set forth the principal U.S. federal income tax consequences of the  reincorporation to NYFIX shareholders who hold their shares as a capital asset. We did not address all of the federal income tax consequences that may be relevant to particular  shareholders  based upon individual  circumstances or to shareholders  who are subject to special  rules (e.g.,  financial  institutions, tax-exempt organizations,  insurance companies,  dealers in securities,  foreign holders or holders who acquired their shares as  compensation,  whether  through employee  stock options or otherwise).  We did not address the tax  consequences under state, local or foreign laws.

            We based our discussion on the Code, laws, regulations,  rulings and decisions  in effect as of the date of this  proxy  statement,  all of which are subject to  differing  interpretations  and change,  possibly  with  retroactive effect.  We have neither requested nor received a tax opinion from legal counsel or rulings from the Internal  Revenue  Service  regarding  the  consequences  of reincorporation. There can be no assurance that future legislation, regulations, administrative  rulings or court decisions  would not alter the  consequences we discussed above.

            You should  consult your own tax advisor to determine the particular tax consequences to you of the reincorporation,  including the applicability and effect of federal, state, local, foreign and other tax laws.

                              ACCOUNTING TREATMENT

            In accordance with generally accepted accounting  principles,  NYFIX expects to account for the merger as a  reorganization  of entities under common control and record it at historical  cost.  The Company does not expect that the occurrence of the merger will have a material effect on its financial  position, results of operations or cash flows.

                              REGULATORY APPROVALS

            The  Company  does not expect  the merger to occur  until it has all required  consents  of  governmental  authorities,  including  the  filing  of a
Certificate  of Ownership and Merger with the Secretary of State of the State of
Delaware and the filing of a  Certificate  of Merger with the Secretary of State of the State of New York.

                  SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

            In general,  the Business Corporation Law of New York (the "New York
Law"), the NYFIX  certificate of  incorporation,  as amended,  filed in New York
(the  "NYFIX  New York  Certificate  of  Incorporation"),  and the NYFIX  bylaws adopted  pursuant  to New York Law (the  "New  York  Bylaws")  currently  govern
NYFIX's  corporate  affairs.  NYFIX  has  the  NYFIX  New  York  Certificate  of

Incorporation  and the New York Bylaws available for inspection  during business hours at its  principal  executive  offices in  Stamford,  Connecticut.  You may obtain copies by writing to the Company at NYFIX,  Inc.,  Stamford  Harbor Park,
333 Ludlow Street,  Stamford, CT 06902,  Attention:  Secretary.  If shareholders approve the  reincorporation  proposal,  NYFIX will merge into, and its business will be continued by, NYFIX (Delaware).

            Following the merger,  Delaware Law,  rather than New York Law, will control issues of corporate  governance and control. The restated certificate of
incorporation  of  NYFIX  (Delaware)  (the  "NYFIX  (Delaware)   Certificate  of
Incorporation")  and the bylaws of NYFIX  (Delaware)  (the  "Delaware  Bylaws"), attached as Appendices B and C, respectively, will, in effect, replace the NYFIX
New York Certificate of Incorporation and the New York Bylaws. Accordingly,  the
differences  among these documents and between New York Law and Delaware Law are relevant to your decision whether to approve the merger and reincorporation.

            We  discuss  below  certain  differences  between  New  York Law and
Delaware Law and between the various organizational  documents that the Company, with the advice of counsel,  considers to be  significant.  Many  provisions  of
Delaware Law and New York Law may be subject to differing  interpretations,  and our interpretations offered in this proxy statement may be incomplete in certain respects.  Our discussion is no substitute for direct  reference to the statutes themselves  or  for  professional  guidance  as to  how to  interpret  them.  In addition,  we qualify our  discussion  in its  entirety by reference to Delaware
Law, New York Law, applicable case law, and the organizational documents of each of the companies.  We request that shareholders read the following discussion in conjunction  with the Merger  Agreement,  the NYFIX  (Delaware)  Certificate  of
Incorporation and the Delaware Bylaws, attached to this proxy statement.

            A person who owns stock is referred to as a "shareholder"  under New
York  Law  and  as a  "stockholder"  under  Delaware  Law.  We  use  both  terms interchangeably, with the same meaning.

SHARES OF CAPITAL STOCK

            SUMMARY:  The same  number of shares  of common  stock and  Series A
Preference  Stock will be authorized,  issued and  outstanding  before and after reincorporation.

            DISCUSSION:

            NYFIX  (Delaware)  will not issue any  shares  of  capital  stock in connection with the reincorporation,  other than the shares into which shares of
NYFIX Common  Stock will  convert,  as  reflected on the books of the  Company's transfer agent. As we mentioned above, no additional stock  certificates will be
issued  to   shareholders   because  of  the   occurrence   of  the  merger  and
reincorporation.

            The  NYFIX  New  York   Certificate  of   Incorporation   authorizes
60,000,000  shares of NYFIX Common Stock, of which 31,274,738  shares are issued and  outstanding  as of September 2, 2003. The NYFIX  (Delaware)  Certificate of
Incorporation  will also  authorize  60,000,000  shares of common stock of NYFIX
(Delaware).

            In  addition,  the  NYFIX  New  York  Certificate  of  Incorporation
authorizes  5,000,000 shares of preferred stock, of which 100,000 are designated as Series A Preference  Stock. No shares of Series A Preference Stock are issued or outstanding.  The NYFIX  (Delaware)  Certificate of  Incorporation  will also authorize 5,000,000 shares of NYFIX (Delaware) preferred stock, of which 100,000

                                       10

shares will be designated as Series A Preference  Stock.  NYFIX  (Delaware) will have no shares of Series A Preference Stock issued or outstanding as of the time of the merger and reincorporation.

            Under both the New York  Certificate  and the Delaware  Certificate,
the Board of Directors  may  authorize  the  issuance of preferred  stock as the
Board of  Directors  may  determine.  Under the NYFIX  New York  Certificate  of
Incorporation, the Board of Directors has the authority to determine the series, privileges,  preferences and voting powers of any series of the preferred stock.
Under the NYFIX (Delaware) Certificate of Incorporation, the Board will have the authority  to  determine  all of  these  matters,  as  well as  special  rights, qualifications,  limitations  or  restrictions  of any  series of the  preferred stock, to the full extent permitted by applicable law.

AMENDING THE CERTIFICATE AND THE BYLAWS

            SUMMARY: New York Law and Delaware Law are substantially  similar in the procedures for amending the  certificate  of  incorporation  and the bylaws.
NYFIX is not making any  substantial  changes in its procedures for amending its
Certificate or its bylaws.

            DISCUSSION:

            Delaware  Law  allows  a  board  of  directors  to  recommend   that
stockholders  amend the  certificate  of  incorporation,  and a majority  of the outstanding  shares entitled to vote on the issue are normally enough to approve that  amendment.  New York Law  provides  for a similar  procedure,  except  for certain  ministerial changes and except as otherwise required by the certificate of  incorporation.  Both laws  require  that a  majority  of the  holders of any particular class of stock must approve any amendment that would adversely affect the holders of that class. In addition, both laws allow a corporation to require a vote larger than a majority on special types of issues.

            Where the certificate of incorporation provides for so-called "blank check"  preferred  stock (that is,  preferred  stock that is  undesignated as to series and relative rights),  New York Law and Delaware Law both allow the board of directors to amend the applicable certificate to establish one or more series of  preferred  stock and their  relative  rights,  without  further  shareholder action. The NYFIX New York Certificate of Incorporation and the NYFIX (Delaware)
Certificate of Incorporation both allow for "blank check" preferred stock.

            The New York  Bylaws  provide  that the  Board of  Directors  or the shareholders  entitled to vote in the election of directors may adopt,  amend or repeal bylaws. As provided in those bylaws, the shareholders may amend or repeal bylaws adopted by the Board. The NYFIX  (Delaware)  Certificate of Incorporation
provides for substantially the same procedures.

CALLING A SPECIAL MEETING OF SHAREHOLDERS

            SUMMARY:  NYFIX is not changing its procedures for calling a special meeting of shareholders.

            DISCUSSION:

            Under both New York Law and Delaware  Law, the Board of Directors or
anyone  authorized in the  certificate  of  incorporation  or by-laws may call a special  meeting of  shareholders.  The New York Bylaws and the Delaware  Bylaws both  provide  that the Board of  Directors,  the  Chairman  of the Board or the
President may call a special meeting of stockholders.

                                       11

ACTION BY WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF A SHAREHOLDER MEETING

            SUMMARY:  NYFIX  (Delaware) will permit action by written consent to be taken by fewer stockholders than NYFIX currently permits.

            DISCUSSION:

            New York Law requires  unanimous written consent for shareholders to act in lieu of a meeting,  unless the certificate of  incorporation  specifies a lesser percentage  within certain  parameters set out in such law. The NYFIX New
York  Certificate  of  Incorporation  does not  contain a  provision  permitting written shareholder action by any lesser percentage, so NYFIX requires unanimous written consent for shareholders to act in lieu of a meeting.

            Unless the certificate of incorporation provides otherwise, Delaware law  generally  permits  shareholders  to take action by the written  consent of holders with the same  percentage of voting power  (generally,  a majority) that would be required for action at a shareholders'  meeting,  assuming the presence of all  shareholders  entitled  to vote.  The NYFIX  (Delaware)  Certificate  of
Incorporation  does not contain any contrary  provision.  Thus, NYFIX (Delaware)
stockholders  would be able to take  action by  written  consent  to the  extent permitted by Delaware Law, generally a majority of the eligible votes.

RIGHT OF SHAREHOLDERS TO INSPECT SHAREHOLDER LIST

            SUMMARY:  Both New York Law and Delaware Law permit  shareholders to inspect a corporation's list of shareholders, although their procedures differ.

            DISCUSSION:

            Under New York Law, a shareholder  of record may inspect the list of shareholders  of record on five days' prior written  request.  A corporation may deny a shareholder's demand if the shareholder refuses to give an affidavit that its  inspection is not for certain  purposes  unrelated to company  business and that the  shareholder has not been involved in the last five years in selling or offering to sell a list of record shareholders. A New York corporation must also produce a list of shareholders  as of the record date if a shareholder  requests the list at the annual meeting.

            Under Delaware Law, any stockholder  may, upon making a demand under oath stating the purpose thereof, inspect the stockholders' list for any purpose reasonably related to that person's interest as a stockholder.  For at least ten days prior to each stockholders'  meeting, as well as at the meeting, a Delaware corporation must make available for examination a list of stockholders  entitled to vote at the meeting.

VOTE REQUIRED FOR CERTAIN TRANSACTIONS

            SUMMARY: In general,  NYFIX (Delaware) will permit a majority of the voting power of stockholders to approve a merger,  consolidation  or sale of all assets,  whereas  NYFIX  currently  requires  two-thirds  of the voting power of shareholders to approve such transactions.

            DISCUSSION:

            Until  February  1998,  New York Law required that the holders of at least  two-thirds  of the  outstanding  stock  entitled  to vote  of a New  York
corporation  approve  certain  mergers,   consolidations  or  sales  of  all  or

                                       12

substantially  all the  corporation's  assets.  Since  February 1998, a New York corporation then in existence,  such as NYFIX, may provide in its certificate of incorporation that the holders of a majority -- rather than two-thirds -- of the outstanding stock entitled to vote may approve such transactions. NYFIX has not, however,  adopted such a provision in its certificate of incorporation,  so that the holders of at least two-thirds of NYFIX's outstanding stock entitled to vote must approve such transactions.

            Under  Delaware  Law,  the holders of a majority of the  outstanding stock  entitled  to  vote  on  a  merger,  consolidation,  or  sale  of  all  or substantially  all the assets have the power to approve such  transactions.  The certificate  or the  bylaws  may  provide  otherwise,  but in no event  may they require  approval of such  transactions by the holders of less than one-third of the  outstanding  stock  entitled  to  vote  on  such  transactions.  The  NYFIX
(Delaware)  Certificate of Incorporation  and the Delaware Bylaws do not contain any provision  otherwise,  so that the holders of a majority of the  outstanding stock entitled to vote thereon may approve a merger,  consolidation,  or sale of all or substantially all of the assets of NYFIX (Delaware).

            Notwithstanding  the  foregoing,  under Delaware Law the vote of the stockholders of the surviving  corporation is not required to authorize a merger if these three conditions are met:

        (1)    the merger  agreement does not amend the surviving  corporation's certificate of incorporation;

        (2)    each  share  of  stock  of  the  surviving  corporation  that  is outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical  outstanding or treasury share of the surviving  corporation  after the effective  date of the merger; and

        (3)    the  merger  results  in no  more  than  a 20%  increase  in  its outstanding common stock.

            Special vote requirements may apply to certain business combinations with interested  shareholders.  See the discussion of these  requirements  below under the heading "Business Combinations with Interested Shareholders."

REMOVAL OF DIRECTORS BY SHAREHOLDERS OR THE BOARD OF DIRECTORS

            SUMMARY:  Both  New  York  Law and  Delaware  Law  generally  permit shareholders to remove directors with or without cause. New York Law permits the
Board of  Directors  to remove a director  with cause but  Delaware Law does not permit a Board of Directors to remove a director.

            DISCUSSION:

            Under New York Law,  shareholders  may remove a director  for cause.
The NYFIX New York Certificate of Incorporation and Bylaws provide, as permitted by New York Law, that NYFIX  shareholders  can remove a director with or without cause and that the NYFIX Board of Directors can remove a director with cause.

            After  reincorporation,  a  majority  of the  shareholders  of NYFIX
(Delaware)  would  generally be able to remove that company's  directors with or without cause, unless the certificate of incorporation  provides otherwise.  The
NYFIX (Delaware)  Certificate of Incorporation does not provide  otherwise,  and the Delaware Bylaws provide that the  shareholders  may remove directors with or without  cause.  Delaware  Law does not permit a Board of  Directors to remove a director.

                                       13

LIMITATION OF DIRECTORS' LIABILITY

            SUMMARY:  Both New York Law and Delaware Law permit a corporation in its charter  provisions  to limit a director's  personal  liability  for actions taken  in an  official  capacity.  Due to the  variations  in New  York  Law and
Delaware Law,  there may be  circumstances  where a director could remain liable under New York Law for  conduct  that would not  expose him or her to  liability under  Delaware  Law,  or  vice  versa.  The  NYFIX  (Delaware)  Certificate  of
Incorporation  adds a provision that limits,  as fully as Delaware Law allows, a director's  personal  liability  to NYFIX  (Delaware)  or its  stockholders  for monetary damages for breach of fiduciary duty.

            DISCUSSION:

            Under New York Law, a director is not liable to the  corporation for damages  if the  director  has  acted  in  good  faith  and as  carefully  as an ordinarily prudent person in similar circumstances. In addition, the certificate of  incorporation  of a New York  corporation  can  eliminate or limit  personal liability  of a director to the  corporation.  However,  no such  provision  can eliminate or limit:

        (1)    the  liability  of any  director  if a  judgment  or other  final
               adjudication   adverse  to  the  director  establishes  that  the
               director acted in bad faith or engaged in intentional  misconduct or a knowing  violation  of law,  personally  gained a  financial profit  to  which  the  director  was not  legally  entitled,  or violated certain provisions of New York Law; or

        (2)    the  liability of any  director for any act or omission  prior to the adoption of such provision in the charter.

The NYFIX New York Certificate of Incorporation  does not eliminate or limit the personal liability of a director to the corporation, although New York Law would permit it to do so.

            Under Delaware Law, the  certificate of  incorporation  must contain any limits on a director's  liability to the corporation or its stockholders for money  damages for breach of  fiduciary  duty.  Delaware Law does not permit any limitation of a director's  liability where: (1) a director breached the duty of loyalty  to the  corporation  or its  stockholders;  (2) a  director's  acts  or omissions were not in good faith or involved intentional misconduct or a knowing violation of law; (3) a director  received an improper  personal  benefit from a transaction involving the corporation;  or (4) a director authorized an unlawful dividend or stock repurchase or redemption.  The NYFIX (Delaware) Certificate of
Incorporation  will limit the  liability of its directors to the Company and its stockholders, as fully as Delaware Law allows.

INDEMNIFICATION OF DIRECTORS AND OFFICERS; INSURANCE

            SUMMARY:  With some differences,  both New York Law and Delaware Law permit a corporation  to indemnify its directors and officers for something they did or failed to do in an official capacity and to purchase  insurance on behalf of such  directors and officers  against the costs and  liabilities of acting or failing  to act in an  official  capacity.  Unlike  Delaware  Law,  New York Law expressly  restricts  certain claims that may be made under such insurance.  The
Company  currently  provides  indemnification  for officers and directors to the fullest extent  permitted  under the laws of New York and insurance on behalf of directors and officers for liability in any such capacity.  The NYFIX (Delaware)
Certificate of Incorporation  and Bylaws will provide for  indemnification,  and for the authority of the Company to obtain  insurance on behalf of its directors and  officers  for  liability  in any such  capacity,  as fully as Delaware  Law
allows.    Delaware   Law   indemnification    provisions   will   apply   after
reincorporation,  except that New York Law indemnification provisions will apply to acts or omissions that occur prior to reincorporation.

                                       14

            DISCUSSION:

            Both New York Law and Delaware  Law, with some  variations,  allow a corporation to indemnify--  that is, to make whole -- any person who is or was a director or officer of the  corporation  if that person is held liable or incurs costs for something  that person did or did not do in an official  capacity.  In addition to covering  court  judgments,  out-of-court  settlements,  fines,  and penalties, both laws also allow the corporation,  with specified qualifications, to advance certain  reasonable  expenses incurred and to reimburse such expenses after they are incurred.  The right to indemnification  under both laws does not normally exclude other rights of recovery the indemnified person may have.

            Additionally, each of the two laws permits a corporation to purchase insurance  for its  directors  and officers  against some or all of the costs of such  indemnification or against  liabilities  arising from acts or omissions of the insured person,  even though the corporation may not have power to indemnify the person against such liabilities.  New York Law, however, restricts the kinds of claims that may be made under such insurance.  For example, there would be no payment, other than cost of defense, if an adverse judgment established that the director or officer had engaged in active and deliberate  dishonesty material to the cause of action determined in the judgment,  or that the director or officer gained  some  financial  profit  or other  advantage  to which he or she was not legally entitled.

            Unless  the court  determines  otherwise,  neither  New York Law nor
Delaware Law permits  indemnification  of a director or officer if a court finds the person  liable to the  corporation  itself.  In  addition,  New York Law and
Delaware Law  generally  require that the director or officer must have acted in good faith and in a manner he or she  reasonably  believed was  consistent  with
(or, in Delaware only, not opposed to) the best interests of the corporation.

            The  NYFIX  New  York  Certificate  of  Incorporation  provides  for indemnification  for reasonable expenses incurred in connection with the defense of any action, suit or proceeding to which a director or officer is made a party in an official  capacity,  except where such director or officer is found liable for negligence or misconduct in the performance of his or her duties.  The NYFIX
New  York  Certificate  of  Incorporation  also  provides  that  such  right  of indemnification  shall not be deemed  exclusive of any other rights to which any
director  or  officer   may  be   entitled.   The   Company  has  entered   into
indemnification  agreements with directors and officers in which the Company has agreed to  indemnify  each such  director  and  officer  to the  fullest  extent permitted by the laws of New York,  including the right to be advanced  expenses in specified circumstances under certain conditions, and to cover such directors and officers under any insurance policy  maintained by the Company that provides for directors' and officers' liability insurance.

            The NYFIX (Delaware)  Certificate of Incorporation  and By-laws will provide  for  indemnification,  and for the  authority  of the Company to obtain insurance on behalf of its directors and officers  against costs and liabilities of acting or failing to act in an official  capacity,  as fully as Delaware  Law allows.

            If the  shareholders  approve  reincorporation,  the  New  York  Law indemnification  provisions  will continue to apply to acts and  omissions  that occurred prior to the effective date of the reincorporation.

                                       15

TRANSACTIONS WITH INTERESTED DIRECTORS

            SUMMARY:   Generally,   New  York  Law  and   Delaware  Law  contain
substantially   comparable  provisions  for  approving  transactions  between  a corporation and one of its directors that involve  disclosure of such director's interest in the transaction and approval by either the  disinterested  directors or shareholders in specified circumstances.

            DISCUSSION:

            New York Law provides  several methods for establishing the validity of transactions between a corporation and one of its directors, including a vote by the disinterested directors who are not involved in the transaction. Delaware
Law provides that no transaction  between a corporation and any of its directors is void or voidable  solely because such director is present at or  participates in the meeting where such  transaction is considered or because that  director's vote is counted if: (1) the material  facts of that  director's  interest in the transaction  are  known  to  the  board  of  directors  and a  majority  of  the disinterested directors votes in good faith to authorize the transaction; or (2)
that director's interest in the transaction is disclosed to stockholders and the stockholders in good faith approve the transaction.

            The NYFIX New York  Certificate  of  Incorporation  and the New York
Bylaws contain provisions addressing transactions with interested directors. The
Delaware  Certificate and the Delaware Bylaws do not address  transactions  with interested directors. As a result, after reincorporation,  any such transactions will be governed by Delaware Law, as it exists from time to time,  except to the extent that permitted transactions under Delaware Law, such as certain loans and guarantees of obligations for directors,  are prohibited under other laws, rules and regulations that apply to the Company.

ISSUANCE OF RIGHTS AND OPTIONS TO DIRECTORS, OFFICERS, AND EMPLOYEES

            SUMMARY:  New York Law requires  that  shareholders  approve  equity incentive  plans for  directors,  officers or  employees.  Delaware Law does not require such approval.  This  difference  has no material  impact on the Company because other rules that apply to the Company  require it to obtain  shareholder approval for such equity incentive plans.

            DISCUSSION:

            New York Law  requires  that the  issuance  of  options or rights to purchase  stock to  directors,  officers or  employees of a  corporation,  as an incentive  to  service  or  continued  service  with  the  corporation,  must be authorized:  (1) as required by the policies of all stock exchanges or automated quotation systems on which the corporation's shares are listed or authorized for trading; or (2) if the corporation's shares are not so listed or authorized,  by a  majority  of the  votes  validly  cast at a  shareholders  meeting  or by and consistent with a plan adopted by such a vote of shareholders.

            Delaware  Law  does  not  require   stockholder   approval  of  such
transactions.  However,  the Nasdaq listing requirements to which the Company is subject require such stockholder approval.

CONSIDERATION FOR SHARES

            SUMMARY:   Both  New  York  Law  and   Delaware  Law  provide  in  a
substantially similar manner for the types of consideration that can support the issuance of shares.

                                       16

            DISCUSSION:

            Under New York Law,  consideration  for the  issuance  of shares may consist of money or other  property,  labor or  services  actually  received,  a binding  obligation  to pay the  purchase  price  in cash or other  property,  a binding  obligation to perform services,  or any combination of the above. Stock certificates may not be issued until the amount of  consideration  determined to be stated capital has been paid in the form of cash,  personal or real property, services actually  rendered or any combination of these, plus  consideration for any balance,  which may include, in addition,  binding obligations  described in the preceding sentence.

            Under  Delaware  Law, a  corporation  can  receive  cash,  services, personal or real property,  leases of real property or any  combination of these as  payment  in full or in part for the  shares.  A  purchaser  of shares  under
Delaware  Law may pay an amount  equal to or greater than the par value of those shares if the corporation  receives a binding obligation of the purchaser to pay the balance of the purchase price.

DIVIDENDS; REDEMPTION OF STOCK

            SUMMARY:  Both New York  Law and  Delaware  Law  permit  payment  of
dividends  and  redemption  of  common  stock,  but  under  somewhat   different
circumstances.

            DISCUSSION:

            Under  both  New  York  Law  and  Delaware  Law and  subject  to its certificate of incorporation,  a corporation may generally pay dividends, redeem shares  of  its  stock  or  make  other  distributions  to  shareholders  if the corporation is solvent and would not become  insolvent  because of the dividend, redemption,  or distribution.  The assets applied to such a distribution may not be greater than the corporation's "surplus."

            Under New York Law,  dividends may be paid or distributions made out of  surplus  only,  so that the net  assets  of the  corporation  after any such payment or distribution  must be at least equal to the amount of stated capital.
Delaware  Law  defines  surplus  as the excess of net assets  over  capital  and permits the board to adjust capital. If there is no surplus, Delaware Law allows the corporation to apply net profits from the current or preceding  fiscal year, or both, with certain exceptions.

            In general, New York Law permits a corporation,  as set forth in its certificate of incorporation,  to redeem its shares, provided that redemption of common stock is permissible,  with certain exceptions, only when the corporation has an outstanding class of common shares that is not subject to redemption.

            With  certain  exceptions,  Delaware  Law permits a  corporation  to redeem its common  stock only when,  among other  things,  no class of preferred stock is outstanding.

PREEMPTIVE RIGHTS

            SUMMARY:   The   Company's   shareholders   currently  do  not  have
pre-emptive  rights to subscribe  for shares or other  securities of the Company and will not have such rights after reincorporation.

            DISCUSSION:

            Under  New  York  Law,   shareholders  are  generally   entitled  to
preemptive  rights in connection  with certain  types of stock  issuances by the corporation,  unless  the  certificate  of  incorporation  expressly  limits  or eliminates  preemptive  rights.  The NYFIX New York Certificate of Incorporation expressly provides that shareholders shall have no preemptive rights.

                                       17

            Under Delaware Law, the issuance of shares does not result in preemptive rights of stockholders unless the charter expressly provides them.
The NYFIX (Delaware) Certificate of Incorporation does not do so.

APPRAISAL RIGHTS

            SUMMARY: While appraisal rights under New York Law differ from those under Delaware Law in other  respects,  both laws provide,  with some exceptions under  Delaware  Law,  that  shareholders  have no  appraisal  rights  where the
corporation's   shares  are  designated  as  a  market  system  security  on  an interdealer  quotation system by the National Association of Securities Dealers,
Inc. NYFIX shares are currently so designated and, if the  shareholders  approve reincorporation,  the Company  expects the shares of NYFIX  (Delaware)  to be so designated as well.

            DISCUSSION:

            Generally,  "appraisal  rights" entitle  dissenting  shareholders to receive  the fair  value of their  shares  in a  merger  or  consolidation  of a corporation or in a sale of all or substantially all its assets.

            New  York  Law  extends   appraisal  rights  to  an  exchange  of  a
corporation's shares as well. New York Law provides that dissenting shareholders have no  appraisal  rights if their  shares  are  listed  on the New York  Stock
Exchange  or another  national  securities  exchange or  designated  as a market system security on an interdealer  quotation system by the National  Association of  Securities  Dealers,  Inc.  Where  shares  are not  listed  on an  exchange, appraisal rights under New York Law allow a voting and dissenting shareholder of a New York corporation,  with various exceptions,  to receive fair value for its shares  in such  transactions.  One  exception  is a  merger  between  a  parent corporation  and  its  subsidiary  when  the  parent  owns at  least  90% of the subsidiary.  In this  case,  a  shareholder  of the  parent  corporation  has no appraisal  rights.  On  the  other  hand,  appraisal  rights  are  available  to shareholders who are not allowed to vote on a merger or consolidation  and whose shares will be cancelled or exchanged  for  something of value other than shares of the surviving  corporation or another corporation.  When appraisal rights are available,  the  shareholder  may have to request the appraisal and follow other required procedures.

            Under  Delaware  Law,  appraisal  rights  are  not  available  to  a stockholder if, among other things: (1) the corporation's shares are listed on a national  securities exchange or designated as a national market system security on an  interdealer  quotation  system by the National  Association of Securities
Dealers,  Inc.; (2) held of record by more than 2,000  stockholders;  or (3) the corporation will be the surviving  corporation in a merger that does not require the approval of such  corporation's  stockholders.  However,  regardless  of the foregoing,  a dissenting  shareholder in a merger or consolidation has appraisal rights under Delaware Law if the transaction requires the exchange of shares for anything of value other than one or more of the following:

           (1)    shares  of  stock  of the  surviving  corporation  or of a new corporation that results from the merger or consolidation;

           (2)    shares  of  another  corporation  that  will  be  listed  on a national securities exchange,  designated as a national market system  security  on an  interdealer  quotation  system by the
                  National  Association of Securities Dealers,  Inc., or held of record by more than  2,000  stockholders  after the  merger or consolidation occurs; or

           (3)    cash instead of fractional shares of the surviving corporation or another corporation.

                                       18

BUSINESS COMBINATIONS WITH INTERESTED SHAREHOLDERS

            SUMMARY:  Both  New  York  Law and  Delaware  Law  restrict  certain
"business  combinations"  with  "interested  shareholders."  The two laws define these two terms differently. Generally, when the restriction applies, it extends under New York Law,  absent  specified  approval  of the Board of  Directors  or shareholders,  for  at  least  five  years  after  the  shareholder  becomes  an
"interested  shareholder" and under Delaware Law, absent  specified  approval of the Board of Directors and, in certain  circumstances,  shareholders,  for three years.  Delaware Law permits a  corporation  to waive its  restrictions  against business combinations with interested shareholders,  but NYFIX (Delaware) is not doing so.

            DISCUSSION:

            Provisions in both New York Law and Delaware Law may help to prevent or delay  changes of corporate  control.  In  particular,  both New York Law and
Delaware Law restrict or prohibit an interested  shareholder  from entering into certain types of business  combinations  unless the Board of Directors  approves the transaction in advance.

            Under  New  York  Law,  an  interested   shareholder   is  generally
prohibited from entering into certain types of business  combinations with a New
York  corporation  for a period of five  years  after  becoming  an  "interested shareholder." There is an exception where the Board of Directors approved either the  business  combination  or  the  acquisition  of  stock  by  the  interested shareholder before such acquisition.  An "interested shareholder" under New York
Law is generally:  (1) a beneficial  owner of at least 20% of the  corporation's outstanding voting stock; or (2) an affiliate or associate of a corporation that owned at least 20% of the outstanding stock within the preceding five years.

            "Business combinations" under New York Law include the following:

            (1)  mergers  and  consolidations  between  corporations  or with an interested shareholder or its affiliate or associate;

            (2)  sales,  leases,  exchanges,  mortgages,  pledges,  transfers or
                 other   dispositions   in  one   transaction  or  a  series  of
                 transactions  to or with an  interested  shareholder  of assets with an aggregate  market value which either equals 10% or more of the corporation's  consolidated assets or outstanding stock, or represents 10% or more of the consolidated  earning power or net income of the corporation;

            (3)  issues and transfers to an interested shareholder of stock with an  aggregate  market  value of at  least  5% of the  aggregate market value of the outstanding stock of the corporation;

            (4)  liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder;

            (5)  reclassification  or  recapitalization of securities that would increase the  proportionate  stock  ownership of an  interested shareholder; and

            (6)  the receipt by an  interested  shareholder  or its affiliate or associate of benefit from loans, guarantees,  advances, pledges or other financial  assistance or tax benefits  provided by the corporation.

                                       19

            New York Law allows such a business  combination  to take place five or more years after the interested  shareholder became an interested shareholder if the  transaction  is approved by a majority of the voting  stock not owned by the  interested  shareholder  or its affiliate or  associate.  New York Law also permits business  combinations when certain statutory "fair price"  requirements are met and in certain other circumstances.

            Section  203(a) of Delaware Law  generally  prohibits an  interested stockholder  from entering into certain  types of business  combinations  with a
Delaware  corporation  for three years after becoming an interested  stockholder unless:

           (1)   before the stockholder  became an interested  stockholder,  the
                 Board of Directors  approved the  business  combination  or the transaction  that  resulted  in  the  stockholder  becoming  an interested stockholder;

           (2)   after the transaction that resulted in the stockholder becoming an interested stockholder,  the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the  time  the  transaction  commenced,  subject  to  technical calculation rules; or

           (3)   on or after  the  time the  interested  stockholder  became  an interested  stockholder,  the board of  directors  approved the
                 business   combination,   and  at  least   two-thirds   of  the
                 outstanding  voting  stock that is not owned by the  interested
                 stockholder  also  ratified  the  business   combination  at  a
                 stockholders' meeting.

            An  "interested  stockholder"  under  Delaware  Law is any person --
other than the  corporation and its  majority-owned  subsidiaries -- who owns at least 15% of the  outstanding  voting stock or is an affiliate or associate of a corporation  that  owned  at  least  15% of the  outstanding  stock  within  the
preceding  three  years,  and  this  definition   includes   affiliates  of  the
corporation. Briefly described, the prohibited combinations include:

           (1)    mergers or consolidations;

           (2)    sales, leases,  exchanges,  mortgages,  pledges,  transfers or other dispositions of 10% or more of: (a) the aggregate market value of all assets of the  corporation;  or (b) the aggregate market value of all the outstanding stock of the corporation;

           (3)    any transactions  resulting in the issuance or transfer by the corporation  of stock  in the  corporation  to the  interested stockholder except in limited instances;

           (4)    receipt by the interested stockholder of the benefit of loans, advances,  guarantees,  pledges  or other  financial  benefits provided by the corporation; and

           (5)    any other transaction, with certain exceptions, that increases the  proportionate  share of the stock owned by the interested stockholder.

            Delaware  Law permits a  corporation  to elect not to be governed by the  provisions of Section 203. The Company has chosen,  however,  to accept the protections  of Section 203, and therefore the NYFIX  (Delaware)  Certificate of
Incorporation will not waive these protections.

                                       20

PROXIES

            Unless the proxy  provides  for a longer  period,  a proxy under New
York Law can be voted or acted upon for 11 months from its date,  compared  with three years under Delaware law.

NUMBER OF DIRECTORS; FILLING VACANCIES

            SUMMARY: The Company is making no changes with respect to the number of its directors or its procedures for fixing the number of directors or filling vacancies on its Board of  Directors,  other than adding a provision  permitting shareholders  to fill vacancies at a special  shareholders'  meeting and another provision expressly stating that any director elected to fill a vacancy shall be elected to hold office for the unexpired term of that director's predecessor.

            DISCUSSION:

            The New York  Bylaws  provide  that the  Board  of  Directors  shall determine the number of directors, which shall not be less than two or more than seven.  The Board  determines  the  number by a  majority  vote of the number of directors  the Company  would have if the Board had no  vacancies at the time of the vote and before any increase. A majority of the directors then in office may fill: (1) newly created  directorships  resulting from an increase in the number of  directors;  and (2)  vacancies  occurring in the Board of Directors  for any reason except the removal of directors by shareholders.  Shareholders shall fill vacancies occurring as a result of the shareholder removal of directors.

            The Company currently has five members on its Board of Directors.

            The  Delaware  Bylaws  contain the same  provisions  as the New York
Bylaws for  determining  the number of  directors  and  filling  vacancies.  The
Delaware Bylaws also provide that  shareholders  may fill vacancies at a special shareholders'  meeting called for that purpose and that any director  elected to fill a vacancy  shall be elected to hold office for the  unexpired  term of that director's predecessor.

BLANK CHECK PREFERRED STOCK

            SUMMARY: The NYFIX (Delaware)  Certificate of Incorporation contains the same provisions currently in the NYFIX New York Certificate of Incorporation allowing  for blank check  preferred  stock,  that is,  preferred  stock that is undesignated as to series and relative rights.

            DISCUSSION:

            The  Company  and  NYFIX  (Delaware)  each  authorizes  its Board of
Directors to issue shares of Preferred Stock in series with such  preferences as the  Board  of  Directors  designates  at the  time of  issuance.  The  Board of
Directors of NYFIX  (Delaware)  does not  currently  intend to seek  stockholder approval  prior  to any  issuance  of  shares  of  its  Preferred  Stock  if the reincorporation  proposal is approved,  except as required by law or regulation.
The  Board  of  Directors  of NYFIX  (Delaware)  does not  intend  to issue  any
Preferred  Stock  except  on  terms  that  such  Board  deems  to be in the best interests of NYFIX  (Delaware)  and its then  existing  stockholders.  The NYFIX
Board of Directors has followed these same policies.

            The voting  rights and other  rights to be accorded to any  unissued series of Preferred Stock of NYFIX (Delaware) remain to be fixed by its Board of
Directors.  If that Board so authorizes,  the holders of Preferred  Stock may be entitled to vote  separately as a class in  connection  with approval of certain extraordinary  corporate  transactions  or might  be given a  disproportionately large number of votes.  Such Preferred  Stock could also be  convertible  into a large  number  of  shares  of common  stock of NYFIX  (Delaware)  under  certain

                                       21

circumstances  or have other terms that might make  acquisition of a controlling interest in NYFIX (Delaware) more difficult or more costly,  including the right to elect  additional  directors to the Board of  Directors of NYFIX  (Delaware).
Potentially,  Preferred  Stock could be used to create voting  impediments or to frustrate  persons  seeking to effect a merger or  otherwise  to gain control of
NYFIX  (Delaware).   Also,  Preferred  Stock  could  be  privately  placed  with purchasers who might side with the management of NYFIX  (Delaware) in opposing a hostile  tender offer or other attempt to obtain  control.  These  possibilities also currently exist with the Company.

OTHER  CHANGES  IN THE  ORGANIZATIONAL  DOCUMENTS,  INCLUDING  THOSE  REFLECTING
TECHNICAL DIFFERENCES BETWEEN DELAWARE LAW AND NEW YORK LAW.

            In  addition  to the  changes  described  above,  we have made other changes in the NYFIX (Delaware) Certificate of Incorporation and Delaware Bylaws
from the  NYFIX  New York  Certificate  of  Incorporation  and New York  Bylaws,
including  technical changes to reflect differences between Delaware Law and New
York Law.

            For example:

            (1)   In  Article  II,  Section 2 of the  Delaware  Bylaws,  we have eliminated  the  requirement  in the New York  Bylaws that the annual shareholders meeting be held within one hundred days of the date in 1955 when the Company was incorporated.

            (2)   In various  portions of the Delaware  Bylaws,  we have changed the notice period for a shareholders meeting from prior notice of ten to fifty days to prior notice of ten to sixty days.

            (3)   We have added Section 12 to Article II of the Delaware  Bylaws which  sets  out the  procedure  for  stockholders  to  submit nominees for  directors and other  proposals  for  stockholder consideration.

            (4)   We have  changed the  procedure in Article IV Section 2 of the
                  Delaware  Bylaws for a  stockholder  or  director to object to lack of required notice of a meeting so that such objection is presented at the  beginning of the meeting  rather than at any time prior to adjournment.

            (5)   We have added a provision to the procedures on lost, stolen or destroyed  certificates  in  Article  VI,  Section  2  of  the
                  Delaware Bylaws  requiring that a stockholder of record notify the Company of a lost, stolen or destroyed  certificate within a reasonable time to avoid being precluded from making a claim against the Company for the transfer of a new certificate.

            (6)   We have added  Section 4 to Article VI of the Delaware  Bylaws to expressly  permit the Company to treat the holder of record of any share or shares of stock as in fact the  holder of such share or shares, except as otherwise provided by law.

            (7)   We have added Section 1 to Article VII of the Delaware Bylaws, setting forth the Company's procedure for declaring and paying dividends.

            (8)   We have added Section 2 to Article VII of the Delaware Bylaws,
                  setting  forth  the  Company's   procedure  for   establishing
                  reserves.

            (9)   We have added Section 7 to Article VII of the Delaware Bylaws, setting forth the Company's  procedure for advancing  expenses to an officer or director in any  proceeding and for repayment of such advances in specified circumstances.

                                       22

            (10)  We have added Section 12 to Article VII of the Delaware Bylaws which  preserves  the  valid  portions  of the  Bylaws if some portion of the Bylaws is held invalid or inoperative.

            (11)  We have added Section 13 to Article VII of the Delaware Bylaws which  states that the Bylaws are  subject to and  governed by the Certificate of Incorporation.

            The technical changes include designation of a registered office and registered  agent in the State of Delaware for  jurisdiction  in certain  claims against the Company.

                        REQUIRED VOTE FOR PROPOSAL NO. 1

            The  affirmative  vote of the holders of at least  two-thirds of the voting power  represented  by shares of NYFIX common  stock  outstanding  on the
Record Date is required  for  approval of the  proposal to change the  Company's state of incorporation.  As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal.  Approval of the reincorporation in this  Proposal  No. 1 will  constitute  approval of the merger and the merger
agreement,   and  all  of  the   provisions  of  the  restated   certificate  of
incorporation and bylaws of NYFIX (Delaware).

BOARD RECOMMENDATION

            A vote  FOR the  reincorporation  will  constitute  approval  of the merger, the NYFIX (Delaware) Certificate of Incorporation,  the Delaware Bylaws,
and  adoption and  assumption  by NYFIX  (Delaware)  of the  Company's  employee benefit plans, agreements and liabilities.

THE BOARD OF DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT  SHAREHOLDERS  VOTE FOR THE
REINCORPORATION.

                               SECURITY OWNERSHIP

            The following table sets forth information  concerning  ownership of our Shares,  as of the Record  Date,  by (1) each  person  known by us to be the beneficial owner of more than five percent of the outstanding  Shares,  (2) each director, (3) each of our executive officers and (4) all directors and executive officers of the Company as a group. Unless otherwise indicated,  we believe that each shareholder has sole voting power and sole  dispositive  power with respect to the Shares beneficially owned.

                                       23

    Name and Address of                        Number of Shares       Percentage of Shares
    Beneficial Owner (1)                    Beneficially Owned (2)    Beneficially Owned
    --------------------                    ----------------------    ------------------

Peter Kilbinger Hansen                         2,645,913 (3)                 8.1%

Fuller & Thaler Asset Management, Inc.     1,652,887 (4)                 5.3%
411 Borel Avenue, Suite 402
San Mateo, CA  94402

Carl E. Warden                                 1,576,553 (5)                 5.0%

Lars Kragh                                       692,375 (6)                 2.2%

Robert C. Gasser                                 252,500 (7)                  *

George O. Deehan                                  79,500 (8)                  *

William J. Lynch                                  74,500 (9)                  *

Mark R. Hahn                                      15,000 (10)                 *

All executive officers and directors
as a group (9 persons) (11)                    5,336,341 (11)               16.0%

----------------------------------------
* Less than 1%

(1)    Unless  otherwise  indicated  the address of each  director or  executive officer is c/o NYFIX,  Inc.,  Stamford  Harbor Park,  333 Ludlow  Street,
       Stamford, Connecticut 06902.

                                       24

(2)    Beneficial ownership  is based on 31,274,738 shares of our  common  stock outstanding  as of the Record Date.  Shares of our common stock  issuable upon  exercise of options,  warrants or other rights  beneficially  owned that are  exercisable  within  60 days  are  deemed  outstanding  for the purpose of computing the percentage  ownership of the person holding such securities  and rights but are not deemed  outstanding  for computing the percentage ownership of any other person.
(3)    Includes  1,290,625  shares of our common stock issuable upon exercise of currently  exercisable  options.  Does not include  160,000 shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.
(4)    Based on a Schedule  13G filed in February  2003,  Fuller & Thaler  Asset
       Management,  Inc.  and Russell J. Fuller,  the  President of such entity, collectively beneficially hold 1,652,887 shares of our common stock.
(5)    Includes (1) 98,407 shares of our common stock held by The Carl and Vicki
       Warden Family  Foundation,  of which Mr.  Warden is the trustee,  and (2)
       94,000  shares of our common stock  issuable  upon  exercise of currently exercisable  options.  Does not include an aggregate of 679,760 shares of our common stock held by certain adult family members of Mr. Warden.
(6)    Includes  314,250  shares of our common stock  issuable  upon exercise of currently  exercisable  options.  Does not include  12,000  shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.
(7)    Includes  202,500  shares of our common stock  issuable  upon exercise of currently  exercisable  options.  Does not include  235,000 shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.
(8)    Includes  74,500  shares of our common stock  issuable  upon  exercise of currently  exercisable  options.  Does not include  12,000  shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.
(9)    Includes  74,500  shares of our common stock  issuable  upon  exercise of currently  exercisable  options.  Does not include  12,000  shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.
(10)   Includes  15,000  shares of our common stock  issuable  upon  exercise of currently  exercisable  options.  Does not include  120,000 shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.
(11)   Includes  2,065,375  shares of our common stock issuable upon exercise of currently  exercisable  options.  Does not include  636,000 shares of our common stock  issuable  upon  exercise of options that are not  currently exercisable.

                                       25

                              STOCKHOLDER PROPOSALS

            Proposals  of  stockholders  intended for  presentation  at the next
Annual  Meeting  of  Stockholders  and  intended  to be  included  in our  Proxy
Statement  and form of proxy  relating to that  meeting  must be received at our offices no later than January 1, 2004.

                                  OTHER MATTERS

            The Board of Directors does not know of any matter, other than those described above,  that may be presented for action at the Meeting.  If any other matter or  proposal  should be  presented  and should  properly  come before the meeting for action,  the persons named in the accompanying  proxy will vote upon such matter or proposal in accordance with their best judgment.

                                       26

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                   NYFIX, INC.

                    Proxy -- Special Meeting of Shareholders
                                October 21, 2003

      Mark R. Hahn and Brian Bellardo,  or either of them  individually and each of them with the power of  substitution,  are  hereby  appointed  Proxies of the undersigned  to vote all of the shares of the common stock of NYFIX,  Inc. which the undersigned is entitled to vote at our Special Meeting of Shareholders to be held at Stamford Harbor Park, 333 Ludlow Street, Stamford, Connecticut 06902, on
October 21, at 10:00 A.M. EDT, or at any adjournment or postponement thereof. We encourage  you to submit  your proxy  electronically  over the  Internet  or the telephone. This eliminates the need to mail your proxy card.

      o   To submit  your  proxy  electronically  over the  Internet,  go to the website:  http://www.eproxy.com/nyfx  and follow the prompts. You must use the control number printed in the box on the bottom of the reverse side to access this account.

      o   To submit your proxy by telephone, use a touch-tone telephone and call
          1-800-435-6710.  You must use the control number printed in the box on the bottom of the reverse side to access this account.

The  undersigned  hereby  revokes  any  proxy or  proxies  heretofore  given and acknowledges  receipt  of a copy of the  Notice  of  Special  Meeting  and Proxy
Statement, both dated September 3, 2003.

THIS PROXY WILL BE VOTED IN ACCORDANCE  WITH ANY DIRECTIONS  HEREIN GIVEN. IF NO
DIRECTION  IS GIVEN,  THIS PROXY WILL BE VOTED TO  REINCORPORATE  THE COMPANY IN
DELAWARE.

1.     To reincorporate the Company in Delaware.

       FOR [___]               AGAINST [___]              ABSTAIN [___]

NOTE:  Your  signature  should appear the same as your name appears  hereon.  If signing  as  attorney,  executor,  administrator,  trustee or  guardian,  please indicate  the capacity in which  signing.  When  signing as joint  tenants,  all parties in the joint  tenancy must sign.  When a corporation  gives a proxy,  an authorized officer should sign it.

Signature: _____________________                  Date: ___________

Signature: _____________________                  Date: ___________

                                       27

                                   APPENDIX A

                      FORM OF AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger  ("Merger  Agreement"),  is entered into as of
August 29, 2003, by and between NYFIX,  Inc., a New York corporation  ("NYFIX"), and NYFIX (Delaware),  Inc., a Delaware  corporation and wholly owned subsidiary of NYFIX ("NYFIX (Delaware)").

                             W i t n e s s e t h :

Whereas,  NYFIX is a  corporation,  originally  incorporated  under  the name of
Trans-Aire Electronics,  Inc., duly organized and existing under the laws of the
State  of New  York  having  at the  date  hereof  authorized  capital  stock of
60,000,000  shares of common stock,  par value $.001 per share ("New York Common
Stock"), and 5,000,000 shares of preferred stock, par value 1.00 per share ("New
York Preferred  Stock") of which 31,274,738  shares of New York Common Stock and no shares of New York Preferred Stock are issued and outstanding; and

Whereas, NYFIX (Delaware) is a corporation duly organized and existing under the laws of the State of Delaware having at the date hereof authorized capital stock of 1,000  shares of common  stock,  par value  $.001 per share , of which  1,000 shares are issued and outstanding; and

Whereas,  NYFIX desires to  reincorporate  into the State of Delaware by merging with and into NYFIX (Delaware) with NYFIX (Delaware) continuing as the surviving corporation in such merger,  upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of Delaware.

Now,  Therefore,  in  consideration  of  the  premises  and  mutual  agreements, provisions  and  covenants  contained  herein,  and  subject  to the  terms  and conditions hereof, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                                   The Merger

Section 1.1.  Merger of NYFIX into NYFIX  (Delaware).  At the Effective Time (as defined in Section 2.1 hereof), NYFIX shall merge with and into NYFIX (Delaware)
in accordance  with the New York Business  Corporation Law (the "NYBCL") and the
General  Corporation  Law of the State of Delaware  (the  "DGCL").  The separate existence  of NYFIX  shall  thereupon  cease and NYFIX  (Delaware)  shall be the surviving  corporation  (hereinafter  sometimes  referred  to as the  "Surviving
Corporation")  and  shall  possess  all  the  rights,  privileges,   powers  and
franchises of a public as well as of a private nature, and be subject to all the restrictions,  disabilities  and  duties of each of NYFIX  and NYFIX  (Delaware)
(together sometimes referred to as the "Constituent Corporations"); and all and

                                      A-1

singular,  the  rights,  privileges,  powers  and  franchises  of  each  of  the
Constituent  Corporations,  and all property,  real, personal and mixed, and all debts due to either of the Constituent  Corporations,  on whatever  account,  as well as for stock  subscriptions  and all other things in action or belonging to each  of  the  Constituent  Corporations,  shall  be  vested  in  the  Surviving
Corporation;  and all property, rights,  privileges,  powers and franchises, and all and every other interest shall be thereafter as effectually  the property of the  Surviving  Corporation  as they  had  been of the  several  and  respective
Constituent  Corporations,  and the title to any real  estate  vested by deed or otherwise,  under  the  laws  of the  State  of  Delaware,  in  either  of  such
Constituent Corporations shall not revert or be in any way impaired by reason of the DGCL;  but all rights of creditors and all liens upon any property of any of the  Constituent  Corporations  shall be  preserved  unimpaired,  and all debts,
liabilities  and  duties  of  the  respective  Constituent   Corporations  shall
thereafter attach to the Surviving Corporation and may be enforced against it to the same extent as if those debts,  liabilities  and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of NYFIX, its shareholders,  Board of Directors and
committees  thereof,   officers  and  agents  which  were  valid  and  effective
immediately  prior to the  Effective  Time,  shall be taken for all  purposes as acts, plans, policies, agreements, arrangements, approvals and authorizations of
NYFIX  (Delaware) and shall be as effective and binding thereon as the same were with  respect  to NYFIX.  The  employees  and agents of NYFIX  shall  become the employees and agents of NYFIX (Delaware) and continue to be entitled to the same rights and benefits  which they enjoyed as  employees  and agents of NYFIX.  The requirements  of any plans or  agreements  of NYFIX  involving  the  issuance or purchase by NYFIX of certain  shares of its capital  stock shall be satisfied by the  issuance or purchase  of a like number of shares of NYFIX  (Delaware).  The subsidiaries of NYFIX shall become the subsidiaries of NYFIX (Delaware).

                                  ARTICLE II.

                        Effective Time; Effect of Merger

Section 2.1. Effective Time. The Merger shall become effective upon the date the
Certificate of Merger is filed by the Surviving  Corporation with the Department of State of the State of New York pursuant to Section 907(e)(2) of the NYBCL, or the date a  Certificate  of  Ownership  and  Merger  is  filed by the  Surviving
Corporation  with the  Secretary  of State of the State of Delaware  pursuant to
Section 253 of the DGCL, whichever filing occurs last (the "Effective Time").

Section 2.2. Effects of the Merger. At the Effective Time, the Merger shall have the effects specified in the NYBCL, the DGCL and this Merger Agreement.

Section 2.3.  Certificate of  Incorporation  and Bylaws.  Prior to the Effective
Time,  NYFIX  (Delaware)  shall duly approve and file with the  Secretary of the
State of Delaware the Restated Certificate of Incorporation of NYFIX (Delaware),
Inc.,  attached as Appendix A hereto,  and shall duly approve the Amended Bylaws of  NYFIX  (Delaware),  Inc.,  attached  as  Appendix  B  hereto.  The  Restated
Certificate of Incorporation of NYFIX  (Delaware),  Inc.  provides,  among other

                                      A-2

things,  for authorized  capital stock of 60,000,000 shares of common stock, par value  $0.001  per share  ("Delaware  Common  Stock")  and  5,000,000  shares of preferred stock, par value $1.00 per share ("Delaware  Preferred Stock").  After such  approval and filing of the Restated  Certificate  and such approval of the
Amended  Bylaws and until the Effective  Time,  NYFIX  (Delaware)  shall make no change in either its  Certificate  of  Incorporation  or its Bylaws  without the prior written consent of NYFIX. At the Effective Time, the Restated  Certificate
of  Incorporation  and the  Amended  Bylaws  of NYFIX  (Delaware)  as in  effect immediately  prior to the  Effective  Time  shall  continue  to be the  Restated
Certificate of Incorporation and Amended Bylaws of the Surviving Corporation.

Section 2.4.  Directors and Officers.  At the Effective  Time, the directors and officers of NYFIX in office at the Effective  Time shall retain their  positions as the directors and officers,  respectively, of the Surviving Corporation, each of such  directors  and  officers  to hold  office,  subject  to the  applicable provisions of the Restated  Certificate of  Incorporation  and Amended Bylaws of
the  Surviving  Corporation  and the DGCL,  until his or her  successor  is duly elected or  appointed  and shall  qualify,  or until his or her  earlier  death, incompetency or removal.

Section 2.5. Change of Name. At the Effective Time, NYFIX (Delaware), Inc. shall change its name to NYFIX,  Inc. and shall amend  Paragraph First of the Restated
Certificate of Incorporation of NYFIX (Delaware), Inc. to reflect such change.

                                  ARTICLE III.

                        Conversion and Exchange of Stock

Section 3.1. Conversion.

(a) Shares.  At the Effective  Time,  each share of New York Common Stock issued and outstanding  immediately prior to the Effective Time shall, by virtue of the
Merger and without any action on the part of the holder  thereof,  be  converted into and become one share of Delaware Common Stock.

(b) Options,  Rights and Warrants.  At the Effective Time,  options,  rights and warrants to acquire  shares of New York  Common  Stock  outstanding  immediately prior to the  Effective  Time shall be  automatically  converted  into  options, rights and  warrants  to acquire an equal  number of shares of  Delaware  Common
Stock  at the  same  price  and upon the  same  terms  and  subject  to the same conditions as in effect at the Effective Time, and options,  rights and warrants to acquire shares of New York Preferred Stock  outstanding  immediately prior to the Effective Time shall be  automatically  converted  into options,  rights and warrants to acquire an equal number of shares of Delaware Preferred Stock at the same price and upon the same  terms and  subject  to the same  conditions  as in effect at the Effective Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of exercise of options  under any stock option or similar  plans as is equal to the shares of New York Common Stock so reserved as

                                      A-3

of the Effective  Time.  NYFIX  (Delaware)  hereby assumes the  outstanding  and unexercised portion of such options,  rights and warrants and the obligations of
NYFIX to issue shares upon exercise thereof.

(c)  Cancellation.  At the Effective  Time,  each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time of the Merger and held by NYFIX shall be canceled without any  consideration  being issued or paid therefor.

Section 3.2. Exchange of Certificates. At the Effective Time, stock certificates representing New York Common Stock will automatically  represent an equal number of Delaware  Common  Stock.  At any time on or after the  Effective  Time of the
Merger, the holders of New York Common Stock will be entitled, upon request, and surrender of such  certificates,  to the  Surviving  Corporation,  to receive in exchange therefor one or more new stock certificates evidencing ownership of the same number of shares of Delaware Common Stock. If any certificate  representing shares of  Delaware  Common  Stock is to be issued in a name  other than that in which the certificate  surrendered in exchange therefor is registered,  it shall be a condition of the issuance  thereof that the certificate or other writing so surrendered shall be properly endorsed and otherwise in proper form for transfer and  that  the  person  requesting  such  exchange  shall  pay to the  Surviving
Corporation or its transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Delaware Common Stock in
any  name  other  than  that  of  the  registered   holder  of  the  certificate
surrendered,  or otherwise  required,  or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

                                  ARTICLE IV.

               Conditions Precedent to Consummation of the Merger

Section  4.1.  Conditions.   Consummation  of  the  Merger  is  subject  to  the
satisfaction at or prior to the Effective Time of the following conditions:

(a) Approval.  This Merger  Agreement and the Merger shall have been adopted and approved  by NYFIX in the manner  provided  in  Section  905 of the NYBCL and by
NYFIX (Delaware) in the manner provided in Section 253 of the DGCL; and

(b) Third Party Consents.  The parties shall have received all required consents to and approvals of the Merger.

                                   ARTICLE V.

                                 Miscellaneous

Section  5.1.  Amendment.  This Merger  Agreement  may be  amended,  modified or supplemented,  in whole or in part, at any time prior to the Effective Time with the mutual consent of the Board of Directors of NYFIX and the Board of Directors
of NYFIX (Delaware) to the full extent permitted under applicable law.

                                      A-4

Section 5.2. Abandonment; Postponement. At any time prior to the Effective Time, this Merger  Agreement may be terminated  and the Merger may be abandoned by the
Board of Directors of NYFIX or the Board of  Directors  of NYFIX  (Delaware)  or
both, or the consummation of the Merger may be postponed for a reasonable period of time,  without any action of the  stockholders of NYFIX or NYFIX  (Delaware), notwithstanding  the approval of this Merger  Agreement by the  stockholders  or
Board of Directors of either NYFIX or NYFIX (Delaware).

Section 5.3. Further Assurances.  If at any time after the Effective Time of the
Merger,   the  Surviving   Corporation  shall  consider  that  any  assignments,
transfers,  deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation,  title to any property or rights of NYFIX,  NYFIX and its directors and officers at the
Effective  Time shall  execute  and  deliver  such  documents  and do all things necessary  and  proper to vest,  perfect or confirm  title to such  property  or rights in the  Surviving  Corporation,  and the  officers  and  directors of the
Surviving  Corporation are fully authorized in the name of NYFIX or otherwise to take any and all such action.

Section 5.4.  Counterparts.  This Merger Agreement may be executed in any number of counterparts, all of which shall be considered to be an original instrument.

Section  5.5.  Governing  Law.  This  Merger  Agreement  shall be  construed  in accordance  with  the laws of the  State  of  Delaware,  without  regard  to the principles of conflicts of laws of such State.

In Witness  Whereof,  the parties to this Merger  Agreement  have  executed this
Merger Agreement on and as of the day first written above.

NYFIX, Inc., a New York corporation

By: /s/ Brian D. Bellardo
    -------------------------
    Name:   Brian D. Bellardo
    Title:  General Counsel

NYFIX (Delaware), Inc., a Delaware corporation

By: /s/ John Coleman, Jr.
    --------------------------
    Name:  John Coleman, Jr.
    Title: President

                                      A-5

                                   APPENDIX B

                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                             NYFIX (DELAWARE), INC.

        This Restated Certificate of Incorporation does hereby restate and amend the  Certificate  of  Incorporation  of  NYFIX  (Delaware),  Inc.  It is  hereby certified that:

        1. The name of the Corporation is NYFIX (Delaware), Inc.

        2. The  certificate  of  incorporation  of said  Corporation  was  filed initially with the Secretary of State on July 3, 2003.

        3. The Corporation's  Certificate of Incorporation is hereby restated as follows:

        First. The name of the Corporation is NYFIX, Inc.

        Second. The Corporation will have perpetual existence.

        Third.  The purpose of the Corporation is to engage in any lawful act or activity  for which  corporations  may be organized  under the Delaware  General
Corporation Law.

        Fourth.  The  aggregate  number  of  shares of  capital  stock  that the
Corporation will have authority to issue is 65,000,000, 60,000,000 of which will be shares of common  stock,  having a par value of $.001 per share and 5,000,000 of which  will be shares  of  preferred  stock,  having a par value of $1.00 per share.

Preferred  stock may be issued in one or more series as may be  determined  from time to time  by the  Board  of  Directors.  All  shares  of any one  series  of preferred stock will be identical  except as to the dates of issue and the dates from which  dividends  on shares of the series  issued on  different  dates will cumulate,  if cumulative.  Authority is hereby expressly granted to the Board of
Directors  to authorize  the issuance of one or more series of preferred  stock, and to fix by  resolution  or  resolutions  providing for the issue of each such
series   the   voting   powers,   designations,   preferences,   and   relative,
participating,  optional,  redemption,  conversion,  exchange  or other  special rights,  qualifications,  limitations or  restrictions  of such series,  and the number of shares in each series,  to the full extent now or hereafter  permitted by law.

                                      B-1

        Series A Preferred Stock:

        Section 1.  DESIGNATION,  AMOUNT AND PAR VALUE.  The series of Preferred
Stock shall be designated as "Series A Preferred Stock" (the "Series A Preferred
Stock"),  and the number of shares so designated shall be 100,000. The par value of each share of  Preferred  Stock shall be $1.00.  Such number of shares may be increased or decreased by resolution of the Board of Directors;  provided,  that no decrease  shall reduce the number of shares of Series A Preferred  Stock to a number less than the number of shares then outstanding plus the number of shares reserved  for  issuance  upon the  exercise of  outstanding  options,  rights or warrants or upon the  conversion  of any  outstanding  securities  issued by the
Corporation convertible into Series A Preferred Stock.

        Section 2. DIVIDENDS AND DISTRIBUTIONS.

        (A)  Subject to the rights of the holders of any shares of any series of
Preferred  Stock (or any similar stock) ranking prior and superior to the Series
A Preferred  Stock with respect to dividends,  the holders of shares of Series A
Preferred  Stock, in preference to the holders of Common Stock,  par value $.001 per share (the  "Common  Stock"),  of the  Corporation,  and of any other junior stock,  shall be entitled to receive,  when,  as and if declared by the Board of
Directors out of funds legally  available for the purpose,  quarterly  dividends payable in cash on the last day of March,  June,  September and December in each year (each such date being referred to herein as a "Quarterly  Dividend  Payment
Date"),  commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction  of a share of Series A Preferred  Stock,  in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment  hereinafter set forth, 100 times the  aggregate  per  share  amount  of all cash  dividends,  and 100  times  the aggregate per share amount (payable in kind) of all non-cash  dividends or other distributions,  other  than a dividend  payable  in shares of Common  Stock or a subdivision of the outstanding  shares of Common Stock (by  reclassification  or otherwise),  declared  on the  Common  Stock  since  the  immediately  preceding
Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend
Payment  Date,  since the first  issuance of any share or fraction of a share of
Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock  payable in shares of Common  Stock,  or effect a subdivision or combination or consolidation  of the outstanding  shares of Common Stock (by  reclassification or otherwise than by payment of a dividend in shares of Common  Stock) into a greater or lesser  number of shares of Common
Stock,  then in each such case the amount to which holders of shares of Series A
Preferred Stock were entitled  immediately  prior to such event under clause (b)
of the  preceding  sentence  shall be adjusted by  multiplying  such amount by a fraction,  the  numerator  of which is the  number of  shares  of  Common  Stock outstanding  immediately  after such event and the  denominator  of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        (B) The  Corporation  shall  declare a dividend or  distribution  on the
Series  A  Preferred  Stock  as  provided  in  paragraph  (A)  of  this  Section immediately  after it declares a dividend or  distribution  on the Common  Stock
(other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or  distribution  shall have been declared on the Common Stock

                                      B-2

during the period  between  any  Quarterly  Dividend  Payment  Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the
Series A  Preferred  Stock  shall  nevertheless  be payable  on such  subsequent
Quarterly Dividend Payment Date.

        (C) Dividends  shall begin to accrue and be  cumulative  on  outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding  the date of issue of such  shares,  unless  the date of issue of such shares is prior to the  record  date for the first  Quarterly  Dividend  Payment
Date, in which case dividends on such shares shall begin to accrue from the date of issue of such  shares,  or unless the date of issue is a  Quarterly  Dividend
Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred  Stock entitled to receive a quarterly  dividend and before such Quarterly  Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative  from such Quarterly  Dividend
Payment Date.  Accrued but unpaid  dividends shall not bear interest.  Dividends paid on the shares of Series A Preferred  Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a  share-by-share  basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred  Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

        Section 3.  VOTING  RIGHTS.  The holders of shares of Series A Preferred
Stock shall have the following voting rights:

        (A) Subject to the provision for adjustment  hereinafter set forth, each share of Series A Preferred  Stock shall entitle the holder thereof to 100 votes on all matters  submitted to a vote of the stockholders of the  Corporation.  In the event the  Corporation  shall at any time declare or pay any dividend on the
Common  Stock  payable in shares of Common  Stock,  or effect a  subdivision  or combination  or  consolidation  of the  outstanding  shares of Common  Stock (by reclassification  or otherwise than by payment of a dividend in shares of Common
Stock) into a greater or lesser number of shares of Common  Stock,  then in each such case the  number of votes per share to which  holders of shares of Series A
Preferred Stock were entitled  immediately prior to such event shall be adjusted by multiplying  such number by a fraction,  the numerator of which is the number of shares of Common  Stock  outstanding  immediately  after  such  event and the denominator  of  which is the  number  of  shares  of  Common  Stock  that  were outstanding immediately prior to such event.

        (B) Except as otherwise  provided  herein,  in any other  Certificate of
Amendment  creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A  Preferred  Stock and the holders of shares of
Common  Stock and any other  capital  stock of the  Corporation  having  general voting  rights  shall vote  together as one class on all matters  submitted to a vote of stockholders of the Corporation.

                                      B-3

        (C) Except as set forth in the Certificate of  Incorporation  or herein, or as otherwise  provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required  (except to the extent  they are  entitled  to vote with  holders  of Common  Stock as set forth herein) for taking any corporate action.

        Section 4.  REACQUIRED  SHARES.  Any shares of Series A Preferred  Stock purchased  or otherwise  acquired by the  Corporation  in any manner  whatsoever shall be retired and canceled promptly after the acquisition  thereof.  All such shares shall upon their  cancellation  become  authorized but unissued shares of
Preferred  Stock and may be reissued as part of a new series of Preferred  Stock subject to the conditions and restrictions on issuance set forth herein,  in the
Certificate of Incorporation,  or in any other Certificate of Amendment creating a series of Preferred  Stock or any similar  stock or as  otherwise  required by law.

        Section 5. LIQUIDATION, DISSOLUTION OR WINDING UP. Upon any liquidation, dissolution or winding up of the Corporation,  no distribution shall be made (1)
to the holders of shares of stock ranking junior (either as to dividends or upon liquidation,  dissolution or winding up) to the Series A Preferred Stock unless, prior  thereto,  the  holders of shares of Series A  Preferred  Stock shall have received  $100 per share,  plus an amount equal to accrued and unpaid  dividends and distributions thereon, whether or not declared, to the date of such payment, provided  that the  holders  of  shares  of Series A  Preferred  Stock  shall be entitled to receive an aggregate amount per share,  subject to the provision for adjustment  hereinafter set forth, equal to 100 times the aggregate amount to be distributed  per share to  holders  of shares  of  Common  Stock,  or (2) to the holders of shares of stock  ranking on a parity  (either as to dividends or upon liquidation,  dissolution  or  winding  up) with the Series A  Preferred  Stock, except  distributions  made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled  upon such  liquidation,  dissolution  or winding up. In the event the  Corporation  shall at any time  declare  or pay any  dividend  on the
Common  Stock  payable in shares of Common  Stock,  or effect a  subdivision  or combination  or  consolidation  of the  outstanding  shares of Common  Stock (by reclassification  or otherwise than by payment of a dividend in shares of Common
Stock) into a greater or lesser number of shares of Common  Stock,  then in each such case the aggregate  amount to which holders of shares of Series A Preferred
Stock were entitled  immediately prior to such event under the proviso in clause
(1) of the preceding  sentence shall be adjusted by multiplying such amount by a fraction  the  numerator  of which is the  number  of  shares  of  Common  Stock outstanding  immediately  after such event and the  denominator  of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 6.  CONSOLIDATION,  MERGER,  ETC. In case the Corporation  shall enter into any consolidation,  merger, combination or other transaction in which the shares of Common  Stock are  exchanged  for or changed  into other  stock or securities,  cash and/or any other property, then in any such case each share of
Series A  Preferred  Stock  shall at the same  time be  similarly  exchanged  or

                                      B-4

changed  into an amount  per  share,  subject to the  provision  for  adjustment hereinafter  set  forth,  equal to 100  times  the  aggregate  amount  of stock, securities,  cash and/or any other property  (payable in kind),  as the case may be, into which or for which each share of Common Stock is changed or  exchanged.
In the event the  Corporation  shall at any time  declare or pay any dividend on the Common Stock payable in shares of Common Stock,  or effect a subdivision  or combination  or  consolidation  of the  outstanding  shares of Common  Stock (by reclassification  or otherwise than by payment of a dividend in shares of Common
Stock) into a greater or lesser number of shares of Common  Stock,  then in each such case the amount set forth in the  preceding  sentence  with  respect to the exchange  or change of shares of Series A  Preferred  Stock shall be adjusted by multiplying  such amount by a fraction,  the numerator of which is the number of shares  of  Common  Stock  outstanding  immediately  after  such  event  and the denominator  of  which is the  number  of  shares  of  Common  Stock  that  were outstanding immediately prior to such event.

        Section 7. NO REDEMPTION.  The shares of Series A Preferred  Stock shall not be redeemable.

        Section 8. RANK. The Series A Preferred  Stock shall be of equal rank in respect of the preferred as to dividends  and to payments upon the  liquidation, dissolution or winding up, whether voluntary or involuntary, of the Corporation, with all shares of Preferred Stock of all series.

        Section  9.  AMENDMENT.   The  Certificate  of   Incorporation   of  the
Corporation  shall not be amended in any manner which would  materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding  shares of Series A Preferred Stock,  voting together as a single class.

Fifth. The capital of the corporation  shall be at least equal to the sum of the aggregate  par  value  of all the  issued  shares  having  par  value,  plus the aggregate amount of  consideration  received by the corporation for the issuance of shares  without  par  value,  plus such  amounts  as,  from time to time,  by resolution of the Board of Directors, may be transferred thereto.

        The  authorized  shares of stock without par value may be issued by this corporation  from  time to time  for such  consideration  as may be fixed by the
Board of  Directors;  and any and all shares  without  par value so issued,  the consideration for which so fixed has been paid or delivered, shall be fully paid stock and shall not be liable to any further call or assessment thereon, and the holders shall not be liable for any further payments in respect of such shares.

        Whenever the  corporation  shall have  purchased or shall have otherwise reacquired  shares of its common stock, the Board of Directors may eliminate any or all of said reacquired  shares from the total authorized  number of shares of the  corporation  or  may  restore  said  reacquired  shares  to the  status  of unauthorized  but unissued shares in accordance with Section 243 of the Delaware
General Corporation Law.

                                      B-5

Sixth. The Board of Directors is expressly  authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

Seventh.  (a) The  Corporation  will,  to the fullest  extent  permitted  by the
Delaware  General  Corporation  Law,  as the same  exists  or may  hereafter  be amended,  indemnify any and all persons it has power to indemnify under such law from and  against  any and all of the  expenses,  liabilities  or other  matters referred  to in or covered by such law.  Such  indemnification  may be  provided pursuant  to  any  Bylaw,  agreement,  vote  of  stockholders  or  disinterested directors or  otherwise,  both as to action in his director or officer  capacity and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director,  officer,  employee  or agent,  and will inure to the benefit of the heirs,  executors and  administrators of such a person.

(b) If a claim  under  the  preceding  paragraph  (a) is not paid in full by the
Corporation  within 90 days  after a  written  claim  has been  received  by the
Corporation,  the  claimant  may at any time  thereafter  bring suit against the
Corporation  to recover  the unpaid  amount of the claim and, if  successful  in whole or in part,  the claimant  will be entitled to be paid also the expense of prosecuting  such claim.  It will be a defense to any such action (other than an action  brought  to  enforce a claim for  expenses  incurred  in  defending  any proceeding in advance of its final disposition  where the required  undertaking, if any is required,  has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible  under the laws of the
State of Delaware for the  Corporation  to indemnify the claimant for the amount claimed,  but the burden of proving  such  defense  will be on the  Corporation.
Neither  the  failure  of the  Corporation  (including  its Board of  Directors, independent  legal counsel,  or its  stockholders)  to have made a determination prior to the commencement of such action that indemnification of the claimant is proper  in the  circumstances  because  he has met the  applicable  standard  of conduct  set  forth  in the  laws  of  the  State  of  Delaware  nor  an  actual determination by the Corporation (including its Board of Directors,  independent legal  counsel,  or its  stockholders)  that  the  claimant  has  not  met  such applicable  standard  of  conduct,  will be a defense  to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Eighth. To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may  hereafter be amended,  a director of the  Corporation will  not be  personally  liable  to the  Corporation  or its  stockholders  for monetary  damages  for breach of  fiduciary  duty as a  director.  Any repeal or modification  of this Article  will not  increase the personal  liability of any director of the Corporation  for any act or occurrence  taking place before such repeal  or  modification,  or  adversely  affect  any right or  protection  of a director of the Corporation existing at the time of such repeal or modification.
The  provisions  of this  Article  shall  not be  deemed  to limit  or  preclude

                                      B-6

indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article.

Ninth. The address of the Corporation's  initial  registered office is 615 South
Dupont  Highway,  Dover,  DE 19901,  County of Kent and the name of its  initial registered agent at that address is National Corporate Research Ltd.

Tenth.  By resolution duly adopted by the holders of not less than a majority of the shares of stock then  issued and  outstanding  and  entitled  to vote at any regular or special meeting of the  shareholders  of the Corporation  duly called and held as provided in the Bylaws of the Corporation, any director or directors of the  Corporation  may be removed  from  office at any time or times,  with or without cause.

Eleventh.  The Board of Directors shall have the power,  in its  discretion,  to provide for and to pay to directors rendering unusual or exceptional services to the Corporation special compensation appropriate to the value of such services.

Twelfth.  The  Corporation  reserves  the  right to amend,  alter or repeal  any provision  contained in this  Certificate of  Incorporation in the manner now or hereafter  prescribed by statute, and all rights conferred upon the shareholders herein are granted subject to this reservation.

        4. The foregoing Restated  Certificate of Incorporation was duly adopted in accordance with Section 245 of the Delaware General Corporation Law.

        IN WITNESS  WHEREOF,  I have signed this  certificate on the ____ day of
_______,  2003 and affirm that the  statements  contained  herein are true under penalties of perjury.

                                              --------------------------

                                      B-7

                                   APPENDIX C

                                 AMENDED BYLAWS
                                       OF
                             NYFIX (DELAWARE), INC.

                               TABLE OF CONTENTS

                                                                             Page
                                                                             ----

    Section 12.  Advance Notice of Stockholder Nominees
                        For Director and Other Stockholder

                                      C-i

                                      C-ii

                                 AMENDED BYLAWS
                                       OF
                             NYFIX (DELAWARE), INC.

                                   ARTICLE I.

                                    Offices

Section 1.  Registered  Office.  The registered  office and registered  agent of
NYFIX  (DELAWARE),  INC.  (the  "Corporation")  will be as from time to time set forth in the  Corporation's  Certificate of  Incorporation or in any certificate filed with the Secretary of State of the State of Delaware,  and the appropriate county Recorder or Recorders, as the case may be, to amend such information.

Section 2. Other Offices.  The  Corporation  may also have offices at such other places both  within and without the State of Delaware as the Board of  Directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II.

                                  Stockholders

Section 1. Place of Meetings.  All meetings of the stockholders for the election of  Directors  will be held at such  place,  within  or  without  the  State  of
Delaware, as may be fixed from time to time by the Board of Directors.  Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware,  as may be stated in the notice of the meeting or in a duly  executed  waiver  of  notice  thereof.  If no place is fixed for a meeting of  stockholders,  such meeting shall be held at the principal office of the Corporation.

Section 2. Annual Meeting. An annual meeting of the stockholders will be held at such time as may be determined  by the Board of Directors,  at which meeting the stockholders  will elect a Board of Directors,  and transact such other business as may properly be brought before the meeting.

Section  3. List of  Stockholders.  At least ten days  before  each  meeting  of stockholders,  a  complete  list of the  stockholders  entitled  to vote at said meeting,  arranged in alphabetical  order, with the address of and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock transfer  books.  Such list will be open to the examination of any stockholder,  for any purpose germane to the meeting,  during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place  within the city where the meeting is to be held,  which place will be specified  in the notice of the  meeting,  or if not so specified at the

                                      C-1

place where the meeting is to be held.  Such list will be produced and kept open at the time and place of the meeting during the whole time thereof,  and will be subject to the inspection of any stockholder who may be present. If the right to vote at any meeting is challenged,  the inspector(s) of election,  or the person presiding  thereat if no such  inspector has been  appointed,  will require such list of the  stockholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be stockholders entitled to vote at such meeting may vote thereat.

Section 4.  Special  Meetings.  Special  meetings of the  stockholders,  for any purpose or purposes,  unless  otherwise  prescribed by law, the  Certificate  of
Incorporation  or these  Bylaws,  may be called by the Board of  Directors,  the
Chairman of the Board,  or the  President.  Business  transacted  at all special meetings  will be confined to the  purposes  stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

Section 5. Notice.  Written or printed notice stating the place, day and hour of any meeting of the stockholders  and, in case of a special meeting,  the purpose or purposes  for which the  meeting is called and the person or persons  calling the special  meeting,  will be  delivered  not less than ten nor more than sixty days before the date of the meeting,  either personally or by mail, by or at the direction of the Chairman of the Board,  the President,  the  Secretary,  or the
officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting.

If, at any  meeting,  action is  proposed  to be taken  which,  if taken,  would entitle objecting  stockholders to receive payment for their shares,  the notice shall include a statement of that purpose and to that effect.

When a meeting is adjourned to another time or place,  it shall not be necessary to give any notice of the  adjourned  meeting if the time and place to which the meeting is adjourned  are announced at the meeting at which the  adjournment  is taken. At the adjourned meeting,  any business may be transacted that might have been  transacted  on the  original  date of the meeting.  However,  if after the adjournment,  the Board of Directors  fixes a new record date for the  adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice under this Section 5.

Section 6.  Inspectors of Election.  The Board of  Directors,  in advance of any stockholders'  meeting, may appoint one or more inspectors to act at the meeting or any  adjournment  thereof.  If inspectors  are not so  appointed,  the person presiding at a stockholders'  meeting may, and on the request of any stockholder entitled  to vote  thereat  will,  appoint one or more  inspectors.  In case any person  appointed  fails  to  appear  or  act,  the  vacancy  may be  filled  by appointment  in  advance of the  meeting  by the Board or at the  meeting by the person presiding thereat. Each inspector,  before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of such

                                      C-2

inspector at such meeting with strict  impartiality and according to the best of such inspector's ability.

The inspector(s) shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the  validity and effect of proxies,  and shall  receive  votes,  ballots or consents,  hear and determine all challenges and questions arising in connection with the right to vote at the meeting,  count and tabulate all votes, ballots or consents,  determine  the  results  thereof,  and do such acts as are  proper to conduct the election or vote with  fairness to all  stockholders.  On request of the person  presiding at the  meeting,  or of any  stockholder  entitled to vote thereat,  the  inspector(s)  will make a report  in  writing  of any  challenge,
question  or  matter   determined  by  such  inspector(s)  and  will  execute  a
certificate  of any fact found by such  inspector(s).  Any report or certificate made by the  inspector(s)  shall be prima facie evidence of the facts stated and of any vote certified by such inspector(s).

Section 7. Quorum.  Except as  otherwise  provided by law,  the  Certificate  of
Incorporation or these Bylaws, at all meetings of the stockholders, the presence in  person  or by  proxy  of the  holders  of a  majority  of the  voting  power represented  by shares  issued  and  outstanding  and  entitled  to vote will be necessary and sufficient to constitute a quorum for the transaction of business;
provided that when a specified  item of business is required to be voted on by a class or series,  voting as a class,  the holders of a majority of the shares of such  class or series  shall  constitute  a quorum for the  transaction  of such specified  item  of  business.  If,  however,  such  quorum  is not  present  or represented at any meeting of the  stockholders,  a majority of the stockholders entitled to vote thereat,  present in person or represented by proxy,  will have power to  adjourn  the  meeting  from time to time,  without  notice  other than announcement at the meeting,  until a quorum is present or  represented.  If the adjournment  is for more than 30 days, or if after the  adjournment a new record date is fixed for the adjourned  meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting.  At such adjourned meeting at which a quorum is present or represented,  any business may be  transacted  that might have been  transacted  at the  meeting as  originally notified.

Section 8. Qualification of Voters. Unless otherwise provided in the Certificate of Incorporation,  every stockholder of record will be entitled at every meeting of the  stockholders to one vote for every share standing in such  stockholder's name on the record of stockholders.

Treasury  shares as of the record  date and shares held as of the record date by another domestic or foreign corporation of any kind, if a majority of the shares entitled to vote in the election of directors of such other  corporation is held as of the record date by the Corporation, will not be shares entitled to vote or to be counted in determining the total number of outstanding shares.

Section 9. Voting.  When a quorum is present at any meeting of the Corporation's stockholders,  the vote of the holders of a majority  of the shares  entitled to vote on, and voted for or against,  any matter will decide any questions brought

                                      C-3

before such meeting, unless the question is one upon which, by express provision of law, the Certificate of  Incorporation  or these Bylaws,  a different vote is required,  in which case such  express  provision  will  govern and  control the decision of such question.  The stockholders  present in person or by proxy at a duly  organized  meeting may continue to transact  business  until  adjournment, notwithstanding  the  withdrawal  of enough  stockholders  to leave  less than a quorum.

Section  10.  Method of Voting.  Any  stockholder  having the right to vote at a meeting of the stockholders, or to express consent or dissent without a meeting, will be entitled to vote in person,  or by proxy  appointed by an  instrument in writing  subscribed by such  stockholder  and bearing a date not more than three years prior to such meeting,  or such expression of consent or dissent without a meeting, unless such instrument provides for a longer period. Each proxy will be revocable unless  expressly  provided therein to be irrevocable and if, and only as long as, it is  coupled  with an  interest  sufficient  in law to  support an irrevocable  power.  A proxy may be made  irrevocable  regardless of whether the interest  with  which it is  coupled is an  interest  in the stock  itself or an interest in the Corporation generally. The authority of the holder of a proxy to act shall not be revoked by the  incompetence  or death of the  stockholder  who executed the proxy, unless before the authority is exercised,  written notice of an  adjudication  of such  incompetence  or of such  death  is  received  by the
Secretary  or any  Assistant  Secretary.  Such  proxy  will be  filed  with  the
Secretary of the Corporation prior to or at the time of the meeting. Voting at a meeting on any question or in any election,  other than for directors, may be by voice  vote or  show of  hands  unless  the  presiding  officer  orders,  or any stockholder demands, that voting be by written ballot.

Section 11. Record Date. The Board of Directors may fix in advance a record date for the purpose of determining  stockholders entitled to notice of or to vote at a meeting of stockholders, or to express consent to or dissent from any proposal without a meeting,  or for the purpose of determining  stockholders  entitled to receive  payment of any  dividend or the  allotment  of any  rights,  or for the purpose of any other  action.  Such  record  date will not precede the date upon which  the  resolution  fixing  the  record  date is  adopted  by the  Board  of
Directors,  and such  record  date will not be less than ten nor more than sixty days prior to such meeting,  nor more than sixty days prior to any other action.
In the absence of any action by the Board of Directors, the close of business on the date next  preceding the day on which the notice is given will be the record date,  or, if notice is waived,  the close of business on the day next preceding the day on which the meeting is held will be the record date.

When a determination  of stockholders of record entitled to notice of or to vote at any meeting of stockholders  has been made as provided in this Section,  such determination  shall  apply to any  adjournment  thereof,  unless  the  Board of
Directors fixes a new record date for the adjourned meeting.

Section 12.  Advance  Notice of  Stockholder  Nominees  for  Director  and Other
Stockholder Proposals.

                                      C-4

(a) The  matters  to be  considered  and  brought  before  any annual or special meeting  of  stockholders  of the  Corporation  shall be  limited  to only  such matters, including the nomination and election of directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this
Section 12.

(b) For  any  matter  to be  properly  brought  before  any  annual  meeting  of stockholders,  the matter must be (i) specified in the notice of annual  meeting given by or at the direction of the Board of Directors,  (ii) otherwise  brought before the annual  meeting by or at the  direction  of the Board of Directors or
(iii) brought before the annual meeting in the manner  specified in this Section
12 (x) by a stockholder  that holds of record stock of the Corporation  entitled to vote at the annual  meeting  on such  matter  (including  any  election  of a director) or (y) by a person (a "Nominee  Holder") that holds such stock through a nominee or "street name" holder of record of such stock and can demonstrate to
the  Corporation   such  indirect   ownership  of,  and  such  Nominee  Holder's
entitlement  to vote,  such  stock on such  matter.  In  addition  to any  other requirements  under applicable law, the certificate of  incorporation  and these
Bylaws,  persons  nominated  by  stockholders  for  election as directors of the
Corporation and any other proposals by  stockholders  shall be properly  brought before an annual meeting of stockholders only if notice of any such matter to be presented by a stockholder  at such meeting (a  "Stockholder  Notice")  shall be delivered to the Secretary of the Corporation at the principal  executive office of the  Corporation  not less than 90 nor more than 120 days  prior to the first anniversary  date of the  annual  meeting  for  the  preceding  year;  provided, however,  that if and only if the  annual  meeting is not  scheduled  to be held within a period  that  commences  30 days  before  and ends 30 days  after  such anniversary  date (an annual  meeting date outside such period being referred to herein as an "Other Meeting Date"),  such  Stockholder  Notice shall be given in the manner provided herein by the later of (i) the close of business on the date
90 days prior to such Other  Meeting  Date or (ii) the close of  business on the tenth day following the date on which such Other Meeting Date is first  publicly announced  or  disclosed.  Any  stockholder  desiring to nominate  any person or persons  (as the case may be) for  election as a director  or  directors  of the
Corporation at an annual meeting of stockholders shall deliver,  as part of such
Stockholder  Notice, a statement in writing setting forth the name of the person or persons to be nominated,  the number and class of all shares of each class of stock of the Corporation  owned of record and  beneficially by each such person, as reported to such stockholder by such person,  the information  regarding each such person  required by  paragraphs  (a), (e) and (f) of Item 401 of Regulation
S-K adopted by the Securities  and Exchange  Commission  (the "SEC"),  each such person's  signed  consent to serve as a director of the  Corporation if elected, such stockholder's name and address,  the number and class of all shares of each class of stock of the  Corporation  owned of  record  and  beneficially  by such stockholder  and, in the case of a Nominee Holder,  evidence  establishing  such
Nominee Holder's indirect  ownership of stock and entitlement to vote such stock for the election of directors at the annual meeting. Any stockholder who gives a
Stockholder Notice of any matter (other than a nomination for director) proposed to be brought before an annual meeting of stockholders shall deliver, as part of such  Stockholder  Notice,  the text of the proposal to be presented and a brief written  statement of the reasons why such  stockholder  favors the proposal and setting forth such stockholder's  name and address,  the number and class of all

                                      C-5

shares  of  each  class  of  stock  of  the  Corporation  owned  of  record  and beneficially by such  stockholder,  any material interest of such stockholder in the matter proposed (other than as a  stockholder),  if applicable,  and, in the case of a Nominee Holder,  evidence  establishing such Nominee Holder's indirect ownership of stock and  entitlement to vote such stock on the matter proposed at the annual meeting. As used in these Bylaws,  shares  "beneficially owned" shall mean all shares  which such  person is deemed to  beneficially  own  pursuant to
Rules 13d-3 and 13d-5 under the  Securities  Exchange Act of 1934 (the "Exchange
Act").  If a  stockholder  is  entitled  to vote  only for a  specific  class or category of directors at a meeting (annual or special), such stockholder's right to nominate  one or more  individuals  for election as a director at the meeting shall be limited to such class or category of directors.

Notwithstanding  any provision of this Section 12 to the contrary,  in the event that the number of  directors  to be elected  to the Board of  Directors  of the
Corporation at the next annual meeting of stockholders is increased by virtue of an increase in the size of the Board of Directors and either all of the nominees for  director  at the next  annual  meeting of  stockholders  or the size of the increased  Board of  Directors  is not  publicly  announced  or disclosed by the
Corporation  at least 100 days prior to the first  anniversary  of the preceding year's  annual  meeting,  a Stockholder  Notice shall also be considered  timely hereunder,  but only with  respect to nominees to stand for election at the next annual meeting as the result of any new positions  created by such increase,  if it shall be  delivered  to the  Secretary of the  Corporation  at the  principal executive  office of the Corporation not later than the close of business on the tenth day  following the first day on which all such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed.

(c) Except as provided in the immediately following sentence, no matter shall be properly  brought before a special  meeting of  stockholders  unless such matter shall have been brought before the meeting pursuant to the Corporation's  notice of such  meeting.  In the  event the  Corporation  calls a  special  meeting  of stockholders  for the purpose of electing one or more  directors to the Board of
Directors, any stockholder entitled to vote for the election of such director(s)
at such  meeting  may  nominate  a person  or  persons  (as the case may be) for election to such  position(s)  as are specified in the  Corporation's  notice of such meeting,  but only if the Stockholder  Notice required by Section 12 hereof shall  be  delivered  to the  Secretary  of  the  Corporation  at the  principal executive  office of the Corporation not later than the close of business on the tenth day following  the first day on which the date of the special  meeting and either  the  names of all  nominees  proposed  by the Board of  Directors  to be

                                      C-6

elected at such meeting or the number of directors to be elected shall have been publicly announced or disclosed.

(d) For  purposes  of this  Section  12, a matter  shall be  deemed to have been
"publicly announced or disclosed" if such matter is disclosed in a press release reported by the Dow Jones News  Service,  the  Associated  Press or a comparable national news service or in a document  publicly filed by the  Corporation  with the SEC.

(e) In no event shall the adjournment of an annual meeting or a special meeting, or any announcement  thereof,  commence a new period for the giving of notice as provided  in this  Section  12.  This  Section  12  shall  not  apply to (i) any stockholder  proposal made pursuant to Rule 14a-8 under the Exchange Act or (ii)
any  nomination of a director in an election in which only the holders of one or more series of Preferred  Stock of the  Corporation  issued  pursuant to Article
Fourth  of the  certificate  of  incorporation  are  entitled  to  vote  (unless otherwise provided in the terms of such stock).

(f) The chairman of any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine  whether  notice of nominees  and other  matters proposed  to be  brought  before a  meeting  has been duly  given in the  manner provided in this  Section 12 and, if not so given,  shall  direct and declare at the meeting that such nominees and other matters shall not be considered.

                                  ARTICLE III.

                               Board of Directors

Section 1.  Management.  The  business  and affairs of the  Corporation  will be managed by or under the direction of its Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the  Certificate  of  Incorporation  or by these  Bylaws  directed or required to be exercised or done by the stockholders.

Section 2. Qualification;  Election;  Term. The directors shall be elected at an annual meeting of stockholders at which a quorum is present.  Directors shall be elected  by a  plurality  of the  votes  of the  shares  present  in  person  or represented  by proxy and  entitled to vote on the election of  directors.  Each director so chosen shall hold office until his or her term expires and until his or her  successor  is elected and  qualified  or, if  earlier,  until his or her death, resignation,  or removal from office. None of the directors needs to be a stockholder  of the  Corporation  or a resident of the State of  Delaware.  Each director must have attained the age of majority.

                                      C-7

Section 3.  Number.  The number of  Directors  constituting  the entire Board of
Directors will be the number,  not less than two nor more than seven, fixed from time  to  time  by a  majority  of the  total  number  of  directors  which  the
Corporation  would have,  prior to any  increase or  decrease,  if there were no vacancies;  provided,  however,  that no decrease  shall  shorten the term of an incumbent  director,  and  provided  further  that  if  all  the  shares  of the
Corporation are owned beneficially and of record by fewer than two stockholders, the  number of  directors  may be less than two but not less than the  number of stockholders.  Unless otherwise fixed by the directors,  the number of directors constituting  the entire Board shall be the same as the number of members of the initial Board of Directors as set forth in the Certificate of Incorporation.

Section 4.  Removal.  Any or all of the directors may be removed with or without cause by vote of the shareholders.

Section 5. Vacancies.  Newly created directorships resulting from an increase in the  authorized  number of  directors  and  vacancies  occurring in the Board of
Directors for any reason except the removal of directors by stockholders  may be filled by vote of a majority of the directors then in office, although less than a quorum exists.  Vacancies occurring as a result of the removal of directors by stockholders  shall be  filled by the  stockholders,  who may do so at a special meeting of stockholders  called for that purpose.  A director  elected to fill a vacancy  shall  be  elected  to  hold  office  for  the  unexpired  term of such director's predecessor.

Section 6. Place of  Meetings.  Meetings of the Board of  Directors,  regular or special,  may be held at such place  within or without  the State of Delaware as may be fixed  from  time to time by the  Board of  Directors.  If no place is so fixed, regular meetings of the Board will be held at the principal office of the
Corporation.

Section 7. Annual  Meeting.  The first  meeting of each newly  elected  Board of
Directors will be held without further notice  immediately  following the annual meeting of stockholders and at the same place,  unless by unanimous  consent the
Directors then elected and serving change such time or place.

Section 8. Regular  Meetings.  Regular meetings of the Board of Directors may be held without notice at such time and place as is from time to time determined by the Board.

Section 9. Special  Meetings.  Special meetings of the Board of Directors may be held at any time upon the call of the  President  or a majority  of the Board of
Directors.  Notice of each  special  meeting of the Board shall be given to each director  either by mail not later than  noon,  Eastern  Time,  on the third day prior to the meeting or by  telegram,  written  message or orally not later than noon, Eastern Time, on the day prior to the meeting.  Notices are deemed to have been properly given if given: by mail, when deposited in the United States mail;
by telegram at the time of filing; or by messenger at the time of delivery.

                                      C-8

A notice,  or waiver of notice,  need not  specify the purpose of any meeting of the Board of Directors.

Section  10.  Quorum of  Directors;  Adjournments;  Action by the Board.  At all
meetings  of the Board of  Directors,  the  presence of a majority of the entire
Board of  Directors  fixed by these  Bylaws  will  constitute  a quorum  for the transaction of business,  and the vote of a majority of the Directors present at a meeting at the time of such vote, if a quorum is then present, will be the act of the Board of Directors,  except as may be otherwise  specifically provided by law, the Certificate of Incorporation or these Bylaws.

A majority of the  directors  present,  whether or not a quorum is present,  may adjourn any meeting to another time and place.  Notice of any  adjournment  of a meeting to another time or place shall be given,  in the manner  described above in Section 9, to the directors  who were not present at the time of  adjournment and,  unless  such time and place are  announced  at the  meeting,  to the other directors.

Section 11. Executive and Other Committees of Directors.  The Board of Directors
may, by  resolution  passed by a majority of the entire  Board,  designate  from among its members an executive committee and other committees, each committee to consist of two or more Directors of the Corporation,  which committees will have such power and authority  and will perform such  functions as may be provided in such  resolution,  except that no such committee  shall have the authority as to any of the following  matters:  (i) the submission to stockholders of any action that needs stockholders' approval; (ii) the filling of vacancies in the Board or in any committee;  (iii) the fixing of compensation of the directors for serving on the Board or on any committee; (iv) the amendment or repeal of the Bylaws, or the adoption of new Bylaws; (v) the amendment or repeal of any resolution of the
Board which, by its terms, shall not be so amendable or repealable;  or (vi) the indemnification of any director.

The Board of Directors may designate one or more directors as alternate  members of such  committee,  who may replace any absent member or members at any meeting of such committee.

Unless  a  greater  proportion  is  required  by the  resolution  designating  a committee,  a  majority  of the  entire  authorized  number of  members  of such committee will constitute a quorum for the transaction of business, and the vote of a majority of the members present at a meeting at the time of such vote, if a quorum is then present, will be the act of such committee.

Each such committee  will serve at the pleasure of the Board of Directors,  will have such name as may be designated  by the Board and will keep regular  minutes of its proceedings and report the same to the Board of Directors when required.

Section 12. Action by Consent. Any action required or permitted to be taken at a meeting by the Board of Directors or any committee  thereof may be taken without such a meeting if all members of the Board or the committee, as the case may be, consent in writing to the adoption of a resolution  authorizing the action.  The

                                      C-9

resolution  and the  written  consent  shall be filed  with the  minutes  of the proceedings of the Board or committee.

Section 13. Compensation of Directors.  Directors will receive such compensation for  their  services  and  reimbursement  for  their  expenses  as the  Board of
Directors, by resolution, may establish;  provided that nothing herein contained will be construed to preclude any Director from serving the  Corporation  in any other capacity and receiving  compensation  therefore fixed by  authorization of the Board of Directors.

                                  ARTICLE IV.

                                     Notice

Section 1. Form of Notice.  Whenever by law, the Certificate of Incorporation or
these  Bylaws,  notice is to be given to any Director or  stockholder,  and such notice is by mail or no  provision  is made as to how such notice will be given, such notice may be given in writing, by mail, postage prepaid.  Notices by mail, telegram  or  messenger  to a  Director,  or by mail to a  stockholder,  will be addressed  to such  Director or  stockholder  at such  address as appears on the books of the Corporation,  or, if such Director or stockholder  shall have filed with the Secretary of the  Corporation a written request that notices be sent to some other address,  then directed to such Director or stockholder at such other address.

Any notice  required or permitted to be given by mail will be deemed to be given at the time the same is deposited in the United States mails.

Section  2.  Waiver.  Whenever  any  notice  is  required  to be  given  to  any stockholder or Director of the  Corporation as required by law, the  Certificate of  Incorporation  or these Bylaws,  a waiver  thereof in writing  signed by the person or persons  entitled to such notice or a proxy,  whether  before or after the time stated in such notice, will be equivalent to the giving of such notice.
Attendance of a stockholder or Director at a meeting will constitute a waiver of notice of such meeting,  except where such  stockholder or Director  attends for the express  purpose of  objecting,  at the  beginning  of the  meeting,  to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

                                   ARTICLE V.

                              Officers and Agents

Section 1.  Election  of  Officers.  The Board of  Directors,  as soon as may be practicable  after the annual election of directors,  will elect a President,  a
Secretary and a Treasurer, and from time to time may elect or appoint such other officers as it may  determine.  Any two or more  offices may be held by the same person,  except that the same person may not hold the offices of  President  and

                                      C-10

Secretary.  The Board of Directors  may also elect one or more Vice  Presidents,
Assistant Secretaries and Assistant Treasurers.

Section 2. Other  Officers and Agents.  The Board of Directors  may appoint such other officers and agents as it deems necessary, who will hold their offices for such terms and will  exercise  such  powers and  perform  such  duties as may be determined from time to time by the Board.

Section 3.  Compensation.  The  compensation  of all  officers and agents of the
Corporation will be fixed by the Board of Directors.

Section 4. Term of Office and Removal. Each officer of the Corporation will hold office  for the term  for  which he is  elected  or  appointed,  and  until  his successor has been elected or appointed and qualified. Unless otherwise provided in the  resolution of the Board of Directors  electing or appointing an officer, his term of office  shall  extend  to and  expire  at the  meeting  of the Board following the next annual meeting of stockholders. Any officer may be removed by the Board  with or without  cause,  at any time.  Removal of an officer  without cause  shall be  without  prejudice  to his  contract  rights,  if any,  and the election  or  appointment  of an  officer  shall not of itself  create  contract rights. If the office of any officer becomes vacant for any reason,  the vacancy may be filled by the Board of Directors.

Section 5. President.  The President will be the chief executive  officer of the
Corporation,  shall have  general and active  management  of the business of the
Corporation  and  shall  see that all  orders  and  resolutions  of the Board of
Directors  are carried  into  effect.  The  President  shall also preside at all meetings of the stockholders and the Board of Directors.

The President  shall execute bonds,  mortgages and other  contracts  requiring a seal, under the seal of the  Corporation,  except where required or permitted by law to be  otherwise  signed and  executed  and  except  where the  signing  and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

Section 6. Vice Presidents.  The Vice Presidents, in the order designated by the
Board of Directors,  or in the absence of any designation,  then in the order of their  election,  during the absence or  disability  of or refusal to act by the
President, shall perform the duties and exercise the powers of the President and shall perform such other duties as the Board of Directors will prescribe.

Section 7.  Secretary and Assistant  Secretaries.  The Secretary will attend all meetings of the Board of  Directors  and all  meetings of the  stockholders  and record all the  proceedings of the meetings of the  Corporation and of the Board of Directors in a book to be kept for that purpose, and will perform like duties for the standing committees when required.  The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the
Board of Directors,  and shall perform such other duties as may be prescribed by

                                      C-11

the Board of Directors or President, under whose supervision the Secretary shall
be. The Secretary will have custody of the corporate seal of the Corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any  instrument  requiring it and when so affixed,  it may be attested by the
Secretary's signature or by the signature of such Assistant Secretary. The Board of Directors  may give general  authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order  designated  by the Board of  Directors,  or in the  absence of any designation,  then  in the  order  of  their  election,  in the  absence  of the
Secretary or in the event of the  Secretary's  inability or refusal to act, will perform the duties and  exercise  the powers of the  Secretary  and will perform such other duties and have such other powers as the Board of Directors  may from time to time prescribe.

Section 8.  Treasurer and  Assistant  Treasurers.  The Treasurer  shall have the custody  of the  corporate  funds and  securities;  will keep full and  accurate accounts of receipts and  disbursements  in books belonging to the  Corporation;
and will  deposit all moneys and other  valuable  effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

The  Treasurer  will  disburse  the  funds  as may be  ordered  by the  Board of
Directors, taking proper vouchers for such disbursements, and will render to the
President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board of Directors,  the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be  satisfactory to the Board of Directors for the faithful  performance of the duties of the office of Treasurer,  and for the  restoration to the  Corporation,  in the case of the
Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession or under the control of the Treasurer belonging to the Corporation.

The Assistant Treasurer,  or if there be more than one, the Assistant Treasurers in the order  designated  by the Board of  Directors,  or in the  absence of any designation,  then  in the  order  of  their  election,  in the  absence  of the
Treasurer or in the event of the  Treasurer's  inability or refusal to act, will perform the duties and  exercise  the powers of the  Treasurer  and will perform such other duties and have such other powers as the Board of Directors  may from time to time prescribe.

Section 9. Checks, Notes and the Like. All checks and drafts on, and withdrawals from the Corporation's accounts with banks or other financial institutions,  and all bills of  exchange,  notes and other  instruments  for the payment of money, drawn, made,  endorsed,  or accepted by the Corporation,  shall be signed on its behalf  by the  person or  persons  thereunto  authorized  by,  or  pursuant  to resolution of, the Board of Directors.

                                      C-12

                                   ARTICLE VI.

            Certificates Representing Shares and Transfers of Shares

Section  1.  Form  of  Certificates.  The  shares  of the  Corporation  will  be represented  by  certificates,  in such  forms  as the  Board of  Directors  may prescribe,  signed by the President or a Vice  President and the Secretary or an
Assistant Secretary or the Treasurer or an Assistant  Treasurer.  The shares may be  sealed  with  the  seal  of the  Corporation  or a  facsimile  thereof.  The signatures  of  the  officers  upon  a  certificate  may  be  facsimiles  if the certificate  is  countersigned  by a transfer agent or registered by a registrar other than the  Corporation or its employee.  In case any officer who has signed or whose facsimile signature has been placed upon a certificate will have ceased to be such officer before such  certificate  is issued,  it may be issued by the
Corporation  with the same  effect  as if he were  such  officer  at the date of issue.

Each  certificate  representing  shares issued by the Corporation will set forth upon the face or back of the  certificate,  or shall state that the  Corporation will  furnish  to any  stockholder  upon  request  and  without  charge,  a full statement of the designation,  relative  rights,  preferences and limitations of the shares of each class of shares,  if more than one,  authorized  to be issued and the designation, relative rights, preferences and limitations of each series of any class of preferred shares authorized to be issued so far as the same have been fixed, and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

Each certificate representing shares shall state upon the face thereof: (i) that the Corporation is formed under the laws of the State of Delaware; (ii) the name of the  person or  persons  to whom  issued;  and (iii) the  number and class of shares,  and the  designation  of the  series,  if any,  which such  certificate represents.

Section 2. Lost, Stolen or Destroyed Certificates.

No  certificate  for  shares of the  Corporation  will be issued in place of any certificate alleged to have been lost, destroyed or wrongfully taken, except, if and to the extent  required by the Board of Directors  upon:  (i)  production of evidence  of loss,  destruction  or  wrongful  taking;  (ii)  delivery of a bond indemnifying  the  Corporation and its agents against any claim that may be made against it or them on account  of the  alleged  loss,  destruction  or  wrongful taking of the replaced certificate or the issuance of the new certificate; (iii)
payment of the expenses of the Corporation and its agents incurred in connection with the issuance of the new  certificate;  and (iv)  compliance with other such reasonable requirements as may be imposed.

When a certificate has been lost,  apparently destroyed or wrongfully taken, and the holder of record fails to notify the  Corporation  within a reasonable  time

                                      C-13

after such holder has notice of it, and the Corporation  registers a transfer of the shares  represented by the certificate  before receiving such  notification, the holder of record is precluded from making any claim against the  Corporation for the transfer of a new certificate.

Section 3.  Transfer  of Shares.  Shares of stock  will be  transferable  on the record of stockholders  upon  presentment to the Corporation or a transfer agent of a  certificate  or  certificates  representing  the  shares  requested  to be transferred,  with  proper  endorsement  on  the  certificate  or on a  separate accompanying  document,  together  with such evidence of the payment of transfer taxes and  compliance  with other  provisions of law as the  Corporation  or its transfer agent may require.

Section 4. Registered  Stockholders.  The Corporation  will be entitled to treat the  holder of  record  of any  share or  shares of stock as the  holder in fact thereof and, accordingly,  will not be bound to recognize any equitable or other claim to or  interest  in such share or shares on the part of any other  person, whether  or not it has  express or other  notice  thereof,  except as  otherwise provided by law.

                                  ARTICLE VII.

                               General Provisions

Section 1. Dividends.  Dividends upon the outstanding shares of the Corporation, subject to the provisions of the  Certificate of  Incorporation,  if any, may be
declared by the Board of Directors at any regular or special meeting.  Dividends may be declared and paid in cash, in property,  or in shares of the Corporation, subject  to the  provisions  of the  General  Corporation  Law of the  State  of
Delaware and the Certificate of Incorporation. The Board of Directors may fix in
advance a record date for the purpose of  determining  stockholders  entitled to receive payment of any dividend, such record date will not precede the date upon which the  resolution  fixing the record date is  adopted,  and such record date will not be more than sixty days prior to the payment date of such dividend.  In the  absence of any action by the Board of  Directors,  the close of business on the date upon which the Board of Directors adopts the resolution  declaring such dividend will be the record date.

Section  2.  Reserves.  There  may be  created  by  resolution  of the  Board of
Directors out of the surplus of the Corporation  such reserve or reserves as the
Directors  from time to time,  in their  discretion,  deem proper to provide for contingencies,  or to equalize dividends,  or to repair or maintain any property of the  Corporation,  or for  such  other  purpose  as the  Directors  may  deem beneficial to the Corporation,  and the Directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved  will not be available  for the payment of dividends or other distributions by the Corporation.

                                      C-14

Section 3. Telephone and Similar Meetings. Stockholders, directors and committee members may participate in and hold meetings by means of conference telephone or similar  communications  equipment  by which all  persons  participating  in the meeting can hear each other.  Participation  in such a meeting  will  constitute presence in person at the  meeting,  except where a person  participates  in the meeting for the express  purpose of objecting,  at the beginning of the meeting, to the  transaction  of any business on the ground that the meeting has not been lawfully called or convened.

Section 4. Books and  Records.  The  Corporation  will keep correct and complete books and records of account and minutes of the proceedings of its stockholders,
Board of Directors  and any  committees  of directors  and a current list of the directors and officers and their residence addresses.  The Corporation will keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders,  giving the names and addresses  of all  stockholders  and the number and class of the shares  held by each and the dates when they respectively became the owners of record thereof.

The Board of  Directors  may  determine  whether  and to what extent and at what times and places and under what conditions and regulations any accounts,  books, records or other documents of the Corporation will be open to inspection, and no creditor,  security  holder or other  person  will have any right to inspect any accounts,  books,  records  or other  documents  of the  Corporation  except  as conferred by statute or as so authorized by the Board.

Section 5. Fiscal Year.  The fiscal year of the  Corporation  will be the twelve months ending  December  31st, or such other period as may be fixed by the Board of Directors.

Section 6. Corporate  Seal.  The Board of Directors may adopt a corporate  seal, alter  such seal at  pleasure,  and  authorize  it to be used by causing it or a facsimile to be affixed or impressed or reproduced in any other manner.

Section 7. Advances of Expenses.  The Corporation  will advance to its directors and officers  expenses  incurred by them in  connection  with any  "Proceeding,"
which term  includes  any  threatened,  pending  or  completed  action,  suit or proceeding,  whether  brought by or in the right of the Corporation or otherwise and  whether  of a  civil,  criminal,  administrative  or  investigative  nature
(including all appeals therefrom),  in which a director or officer may be or may have been involved as a party or otherwise,  by reason of the fact that he is or was a director or officer of the  Corporation,  by reason of any action taken by him or of any  inaction  on his part while  acting as such,  or by reason of the fact that he is or was serving at the request of the  Corporation as a director, officer, trustee, employee or agent of another corporation,  partnership,  joint venture,  trust,  employee benefit plan or other enterprise  ("Official,"  which

                                      C-15

term also includes directors and officers of the Corporation in their capacities as directors and officers of the  Corporation),  whether or not he is serving in such  capacity at the time any  liability or expense is incurred;  provided that the Official undertakes to repay all amounts advanced unless:

(i) in the case of all Proceedings other than a Proceeding by or in the right of
the   Corporation,   the  Official   establishes  to  the  satisfaction  of  the
disinterested  members of the Board of Directors  that he acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, that he did not have  reasonable  cause to believe his conduct was  unlawful;  provided that the termination  of any such  Proceeding  by judgment,  order of court,  settlement, conviction,  or upon a plea of nolo contendere or its  equivalent,  shall not by itself create a presumption as to whether the Official acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the  Corporation or, with respect to any criminal  proceeding,  as to whether he had reasonable cause to believe his conduct was unlawful; or

(ii) in the case of a  Proceeding  by or in the  right of the  Corporation,  the
Official  establishes to the  satisfaction of the  disinterested  members of the
Board of  Directors  that he acted in good  faith or in a manner  he  reasonably believed  to be in or not  opposed  to the best  interests  of the  Corporation;
provided  that if in such a Proceeding  the Official is adjudged to be liable to the  Corporation,  all amounts  advanced to the Official  for  expenses  must be repaid except to the extent that the court in which such  adjudication  was made shall determine upon application that despite such adjudication,  in view of all the circumstances,  the Official is fairly and reasonably  entitled to indemnity for such expenses as the court may deem proper.

Section 8. Indemnification.  The Corporation will indemnify its directors to the fullest extent permitted by the Delaware General Corporation Law and may, if and
to the extent  authorized by the Board of  Directors,  so indemnify its officers and any other person whom it has the power to indemnify  against any  liability, reasonable expense or other matter whatsoever.

Section 9.  Insurance.  The  Corporation  may at the  discretion of the Board of
Directors purchase and maintain insurance to the fullest extent permitted by the
Delaware  General  Corporation  Law  on  behalf  of any  person  who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the  request of the  Corporation  as a director,  officer,  employee or agent of another  corporation,  partnership,  joint  venture,  trust or other  enterprise against any liability  asserted  against such person and incurred by such person in any such capacity, or arising out of such person's status as such.

                                      C-16

Section 10.  Resignation.  Any  director,  officer or agent may resign by giving written notice to the President or the  Secretary.  Such  resignation  will take effect at the time  specified  therein or  immediately  if no time is  specified therein.  Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

Section  11.  Amendment  of Bylaws.  Bylaws of the  Corporation  may be adopted, amended or repealed by vote of the holders of the shares at the time entitled to vote in the election of any  directors.  Bylaws may also be adopted,  amended or repealed by the Board of Directors,  but any bylaws  adopted by the Board may be amended or repealed by the stockholders  entitled to vote thereon as hereinabove provided.

If any bylaw regulating an impending  election of directors is adopted,  amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of  stockholders  for the  election of  directors  the bylaw so adopted,  amended or repealed,  together with a concise statement of the changes made.

Section 12. Invalid  Provisions.  If any part of these Bylaws is held invalid or inoperative  for  any  reason,  the  remaining  parts,  so far as  possible  and reasonable, will be valid and operative.

Section 13.  Relation to the  Certificate  of  Incorporation.  These  Bylaws are
subject  to,  and  governed  by,  the  Certificate  of   Incorporation   of  the
Corporation.